As filed with the U.S. Securities and Exchange Commission on July 31, 2001
                                               Securities Act File No. 333-59745
                                        Investment Company Act File No. 811-8895
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 11                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act of 1940
                                Amendment No. 12                             [X]
                        (Check appropriate box or boxes)


                               PILGRIM FUNDS TRUST
                           (FORMERLY ING FUNDS TRUST)
                 (Exact Name of Registrant Specified in Charter)

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 992-0180

                             James M. Hennessy, Esq.
                          ING Pilgrim Investments, LLC
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258

     It is proposed that this filing will become effective (check appropriate box):

             [ ] Immediately upon filing pursuant to paragraph (b)
             [X] on August 1, 2001 pursuant to paragraph (b)
             [ ] 60 days after filing pursuant to paragraph (a)(1)
             [ ] on (date) pursuant to paragraph (a)(1)
             [ ] 75 days after filing pursuant to paragraph (a)(2)
             [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

             [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                               PILGRIM FUNDS TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

                  *  Cover Sheet
                  *  Contents of Registration Statement
                  *  Explanatory Note
                  *  Classes A, B, C, M and T Income Funds Prospectus
                  *  Class I Supplement, dated August 1, 2001
                  *  Class I Prospectus, dated June 15, 2001
                  *  Income SAI
                  *  Part C
                  *  Signature Page
                  *  Exhibit Index
                  *  Consent of PricewaterhouseCoopers LLP
                  *  Consent of Dechert
                  *  Class B 12b-1 Plan

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 11 to the Registration Statement (the "Amendment") on Form N-1A for Pilgrim Funds Trust (the "Registrant") incorporates by reference the Registrant's Equity Prospectus, dated June 15, 2001 (filed with the U.S. Securities and Exchange Commission ("SEC") on June 15,
2001) and the Statement of Additional Information for the Equity series of the Registrant, and the Registrant's International Prospectus, dated June 15, 2001 (filed with the SEC on June 15, 2001) and the Statements of Additional Information for the International series of this Registrant. This Amendment is being filed in reliance on Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act"), to bring the financials up to date under Section 10(a)(3) of the 1933 Act.

PROSPECTUS

                                   INCOME FUNDS
August 1, 2001                     Pilgrim GNMA Income
                                   Pilgrim National Tax-Exempt Bond
CLASSES A, B, C, M and T           Pilgrim Intermediate Bond
                                   Pilgrim Strategic Income
                                   Pilgrim High Yield
                                   Pilgrim High Yield II
                                   Pilgrim High Yield Bond
                                   Pilgrim Money Market
                                   ING Pilgrim Money Market

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE PILGRIM FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] ING PILGRIM

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

INVESTMENT STRATEGY [GRAPHIC]

RISKS [GRAPHIC]

These pages contain a description of each of our Funds included in this prospectus, including each Fund's objective, investment strategy and risks.

HOW THE FUND HAS PERFORMED [GRAPHIC]

You'll also find:

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

An Introduction to the
Pilgrim Funds                                                                  1
Funds At A Glance                                                              2

INCOME FUNDS
Pilgrim GNMA Income                                                            4
Pilgrim National Tax-Exempt Bond                                               6
Pilgrim Intermediate Bond                                                      8
Pilgrim Strategic Income                                                      10
Pilgrim High Yield                                                            12
Pilgrim High Yield II                                                         14
Pilgrim High Yield Bond                                                       16
Pilgrim Money Market                                                          18
ING Pilgrim Money Market                                                      20

What You Pay To Invest                                                        22
Shareholder Guide                                                             26
Management of the Funds                                                       33
Dividends, Distributions and Taxes                                            35
More Information About Risks                                                  36
Financial Highlights                                                          40
Where To Go For More Information                                      Back cover

                                                             INTRODUCTION TO THE
                                                             PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

INCOME FUNDS

ING Pilgrim offers both aggressive and conservative Income Funds.

They may suit you if you:

     *    want a regular stream of income.

Income Funds other than the Money Market Funds may suit you if you:

     *    want greater growth potential than a money market fund.
     *    are willing to accept more risk than a money market fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

------
Funds
At A
Glance
------


This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

          FUND                                                INVESTMENT OBJECTIVE
          ----                                                --------------------
Income    GNMA Income Fund                                    High current income, consistent with liquidity and
Funds     Adviser: ING Pilgrim Investments, LLC               safety of principal

          National Tax-Exempt Bond Fund                       High current income that is exempt from federal income taxes,
          Adviser: ING Pilgrim Investments, LLC               consistent with the preservation of capital
          Sub-Adviser: Furman Selz Capital Management LLC

          Intermediate Bond Fund                              High current income, consistent with the preservation of
          Adviser: ING Pilgrim Investments, LLC               capital and liquidity
          Sub-Adviser: ING Investment Management LLC

          Strategic Income Fund                               Maximum total return
          Adviser: ING Pilgrim Investments, LLC

          High Yield Fund                                     High current income, with capital appreciation as a
          Adviser: ING Pilgrim Investments, LLC               secondary objective

          High Yield Fund II                                  High level of current income and capital growth
          Adviser: ING Pilgrim Investments, LLC

          High Yield Bond Fund                                A high level of current income and total return
          Adviser: ING Pilgrim Investments, LLC
          Sub-Adviser: ING Investment Management LLC

          Pilgrim Money Market Fund                           High current income consistent with the preservation of
          Adviser: ING Pilgrim Investments, LLC               capital and liquidity

          ING Pilgrim Money Market Fund                       High current Income, consistent with the preservation of
          Adviser: ING Pilgrim Investments, LLC               capital and liquidity
          Sub-Adviser: ING Investment Management LLC

MAIN INVESTMENTS                                       MAIN RISKS
----------------                                       ----------
Mortgage-backed GNMA Certificates that are             Credit, interest rate, prepayment and other risks
guaranteed as to the timely payment of principal       that accompany an investment in government bonds
and interest by the U.S. Government and certain of     and mortgage related investments. Generally has
its agencies or instrumentalities.                     less credit risk than other income funds.

Investment grade debt securities of municipal          Credit, interest rate, prepayment and other risks
issuers, the interest from which is exempt from        that accompany an investment in investment grade
federal income taxes.                                  debt securities of municipal issuers.

Investment grade debt securities with a minimum        Credit, interest rate, prepayment and other risks
average portfolio quality being investment grade,      that accompany an investment in fixed income
and dollar weighted average maturity generally         securities. May be sensitive to credit risk during
ranging between three and ten years.                   economic downturns.

Investment grade and high yield (high risk) debt       Credit, interest rate, prepayment and other risks
securities.                                            that accompany an investment in debt securities,
                                                       including high yield debt securities. May be
                                                       sensitive to credit risk during economic
                                                       downturns.

High yield (high risk) debt securities.                Credit, interest rate and other risks that
                                                       accompany an investment in lower-quality debt
                                                       securities. Particularly sensitive to credit risk
                                                       during economic downturns.

High yield (high risk) debt securities, including      Credit, liquidity, interest rate and other risks
those in the lowest ratings, as well as equities       that accompany an investment in lower-quality debt
and foreign securities.                                securities. Particularly sensitive to credit risk
                                                       during economic downturns. May also present price
                                                       volatility from equity exposure and foreign
                                                       securities. May be sensitive to currency exchange
                                                       rates, international political and economic
                                                       conditions, and other risks.

A diversified portfolio of high yield (high risk)      Credit, interest rate, prepayment and other risks
debt securities that are unrated or rated below        that accompany an investment in lower quality debt
investment grade.                                      securities. Particulary sensitive to credit risk
                                                       during economic downturns.

Short-term high quality debt securities.               Credit, interest rate and other risks that
                                                       accompany an investment in short-term debt
                                                       securities.

High quality, U.S. dollar-denominated short-term       Credit, interest rate and other risks that
debt securities.                                       accompany an investment in U.S. dollar-denominated
                                                       short-term debt securities.

------
Income
Funds
------

                                                    Adviser
PILGRIM GNMA INCOME FUND                            ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as "GNMA Certificates") that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Prepayment Risk -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, the Fund's yields will decline correspondingly.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

4    Pilgrim GNMA Income Fund

                                                        PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 15.75    5.19    8.06   -2.07   15.91    5.71   10.20    7.52    0.58   10.36

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

Best and worst quarterly performance during this period:

3rd quarter 1991: up 5.85%

1st quarter 1994: down 2.42%

The Fund's year-to-date total return as of June 30, 2001 was up 4.72%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.

Average Annual Total Returns(3)

                                         Lehman Brothers
                            Class        Mortgage-Backed
                             A(4)      Securities Index(5)
                            -----      -------------------
One year, ended
December 31, 2000     %      5.12             11.16

Five years, ended
December 31, 2000     %      5.76              6.91

Ten years, ended
December 31, 2000     %      7.06              7.82

----------
(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C did not have a full year's performance as of December 31, 2000. Class M and Class T commenced operations after December 31, 2000.
(4)  Reflects deduction of sales charge of 4.75%.
(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%. This index is typically used as a benchmark for intermediate-term bond funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim GNMA Income Fund    5

------
Income
Funds
------
                                              Adviser
                                              ING Pilgrim Investments, LLC
                                              Sub-Adviser
PILGRIM NATIONAL TAX-EXEMPT BOND FUND         Furman Selz Capital Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 80% of its total assets in debt obligations issued by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. The Fund will invest at least 80% of its total assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax. The remainder of the Fund's assets may be invested in taxable debt securities when sufficient tax-exempt municipal obligations are not available for purchase. The taxable securities in which the Fund may invest include: U.S. Government securities, instruments of U.S. commercial banks or savings and loan institutions that have total assets of $1 billion or more as shown on the last published financial statements at the time of investment, and repurchase agreements involving any of such securities.

There are no restrictions on the average maturity of the Fund or, on the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors. The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or are of comparable quality if unrated: (i) municipal bonds rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated; (ii) municipal notes receiving the highest rating by such a rating agency; and (iii) tax-exempt commerical paper receiving the highest rating by such a rating agency.

The Fund may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund may engage in swap agreements.

Not more than 25% of the Fund's total assets will be invested in either (i) municipal obligations whose issuers are located in the same state or (ii) municipal obligations the interest on which is derived from revenues of similar type projects. The second restriction does not apply to municipal obligations in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

In choosing instruments for the Fund, the Sub-Adviser identifies interest rate trends and then sets a target duration and creates the portfolio around such target. The Sub-Adviser analyzes sectors of the municipal bond market to determine the appropriate weighting of such sectors. Individual issues that meet duration and sector criteria are selected on the basis of yield, quality and marketability.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities.

Prepayment Risk -- an issuer of a security may prepay principal earlier than scheduled, which could force the Fund to reinvest in lower yielding securities.

Risk of Municipal Obligations -- there could by economic, business or political developments which might affect all municipal obligations of a similar type. To the extent that a significant portion of the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

Risk of Variable and Floating Rate Obligations -- the absence of an active secondary market could make it difficult for the Fund to dispose of these obligations if the issuer of an obligation defaults on payment or during periods in which the Fund is not entitled to exercise its demand rights.

When-Issued Securities -- due to fluctuations in the value of securities purchased on a when-issued basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the Fund.

Standby Commitments -- these agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security's price.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

6    Pilgrim National Tax-Exempt Bond Fund

                                          PILGRIM NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         12.76

----------
(1) This figure is for the year ended December 31, 2000. It does not reflect sales charges and would be lower if it did.

Best and worst quarterly performance during this period:

4th quarter 2000: up 4.88%

2nd quarter 2000: up 1.45%

The Fund's year-to-date total return as of June 30, 2001 was up 2.10%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns

                                                     Lehman Bros.
                             Class   Class   Class     Aggregate
                              A(2)    B(3)    C(4)   Bond Index(5)
                             -----   -----   -----   -------------
One year, ended
December 31, 2000      %      7.44    6.91   10.88       11.63

Since inception(6)     %      4.28    4.41    7.93       10.19

----------
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on November 8, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Pilgrim National Tax-Exempt Bond Fund    7

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
PILGRIM INTERMEDIATE BOND FUND                     ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversifed fund and invest at least 65% of its total assets in a portfolio of debt securities which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may invest the remainder of its assets in: convertible securities and preferred stocks, U.S. Government securities, securities of foreign governments and supranational organizations, and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed securities and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

* First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

* Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

* Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

* Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

* Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rate -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risks of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the maket values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Risk of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment.

8    Pilgrim Intermediate Bond Fund

                                                  PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -0.94   11.59

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Best and worst quarterly performance during this period:

4th quarter 2000: up 4.33%

2nd quarter 1999: down 1.85%

The Fund's year-to-date total return as of June 30, 2001 was up 8.81%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns
                                                                  Lehman Bros.
                                                                 Aggregate Bond
                          Class A(2)   Class B(3)   Class C(4)      Index(5)
                          ----------   ----------   ----------      --------
One year ended
December 31, 2000     %     6.24          5.86         9.98           11.63

Since inception(6)    %     2.49          2.37         4.28            5.16

----------
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Intermediate Bond Fund     9

------
Income
Funds
------

                                                    Adviser
PILGRIM STRATEGIC INCOME FUND                       ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as "junk bonds." There is no minimum credit rating for high yield debt securities in which the Fund may invest. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Other Investment Companies -- because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

10     Pilgrim Strategic Income Fund

                                                  PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 -1.16    3.10

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.

Best and worst quarterly performance during this period:

1st quarter 2000: up 1.70%

2nd quarter 1999: down 1.23%

The Fund's year-to-date total return as of June 30, 2001 was up 0.41%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Bros. Aggregate Bond Index.

Average Annual Total Returns
                                                      Lehman Bros.
                             Class   Class   Class   Aggregate Bond
                              A(3)    B(4)    C(5)      Index(6)
                              ----    ----    ----      --------
One year, ended
December 31, 2000      %     -1.82   -2.12    1.72        11.63

Since inception(7)     %      0.23    0.79    1.87         6.16

----------
(3)  Reflects deduction of sales charge of 4.75%.
(4) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6) The Lehman Bros. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities
(7)  Classes A, B and C commenced operations on July 27, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Strategic Income Fund     11

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND                             ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the Adviser involve undue risk relative to their expected return. High yield securities, which are commonly known as "junk bonds," are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Rating Group ("S&P") or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the Adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since ING Pilgrim Investments, LLC became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

Differences Between the Fund and High Yield Fund II -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to risks associated with investing in lower rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial. A security whose credit rating has been lowered may be particularly difficult to sell.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

12     Pilgrim High Yield Fund

                                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 29.44   16.19   18.52   -1.55   17.71   15.76   14.98   -2.96   -1.14  -20.09

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Best and worst quarterly performance during this period:

1st quarter 1991: up 14.83%

4th quarter 2000: down 12.31%

The Fund's year-to-date total return as of June 30, 2001 was down 0.01%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.

Average Annual Total Returns
                                                                 Lehman Bros.
                                                                  High Yield
                             Class    Class    Class    Class       Bond
                              A(2)     B(3)     C(4)     M(5)      Index(6)
                             -----    -----    -----    -----      --------
One year, ended
December 31, 2000      %    -23.82   -24.27   -21.27   -23.06       -5.86

Five years, ended
December 31, 2000      %     -0.55    -0.59      N/A    -0.76        4.28

Ten years, ended
December 31, 2000      %      7.22      N/A      N/A      N/A       11.17

Since inception of
Classes B and M(7)     %       N/A     0.43      N/A     0.17        4.83

Since inception of
Class C(8)             %       N/A      N/A   -14.60      N/A       -3.76

----------
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5)  Reflects deduction of sales charge of 3.25%.
(6) The Lehman Bros. High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(7)  Classes B and M commenced operations on July 17, 1995.
(8)  Class C commenced operations on May 27, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim High Yield Fund     13

------
Income
Funds
------

                                                    Adviser
PILGRIM HIGH YIELD FUND II                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a high level of current income and capital growth.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 35% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objectives.

Differences Between the Fund and High Yield Fund --

While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risk of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

14     Pilgrim High Yield Fund II

                                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 21.05    4.17    6.12  -15.09

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999 a different adviser managed the Fund. The figures shown for the years 1999 and 2000 provide performance for the Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares.

Best and worst quarterly performance during this period:

3rd quarter 1997: up 8.30%

4th quarter 2000: down 13.72%

The Fund's year-to-date total return as June 30, 2001 was up 1.44%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index.

Average Annual Total Returns(3)

                                                                        First
                                                                        Boston
                                                                         High
                            Class    Class    Class    Institutional     Yield
                             A(4)     B(5)     C(6)      Class(7)      Index(8)
                            -----    -----    -----      --------      --------
One year, ended
December 31, 2000       %  -19.14   -19.37   -16.42          N/A         -5.21

Since inception of
Classes A, B and C(9)   %   -5.84    -5.58    -4.79          N/A         -1.62

Since inception of
Institutional Class     %     N/A      N/A      N/A        13.63          6.90

----------
(3)  Class T did not have a full year's performance as of December 31, 2000.
(4)  Reflects deduction of sales charge of 4.75%.
(5) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(6)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(7)  Institutional Class shares of the Fund are no longer offered.
(8) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.
(9) Classes A, B and C commenced operations on March 27, 1998. Class T commenced operations on January 4, 2000.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim High Yield Fund II     15

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
PILGRIM HIGH YIELD BOND FUND                       ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income and total return.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of high yield (high risk) bonds. High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Fund, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objectives; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also use options and futures contracts involving securities, securities indices and interest rates.

The Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks. The Fund will invest in common stocks to attempt to achieve either a combination of its primary and secondary objectives, in which case the common stocks will be dividend-paying, or to achieve its secondary objective, in which case the common stocks may not pay dividends.

In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to risks associated with investing in lower rated securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Special Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risk of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Risks of Equity Investments -- equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equities generally have higher volatility than debt securities.

Risks of Foreign Investing --foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

16     Pilgrim High Yield Bond Fund

                                                    PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                  9.14    0.41

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Best and worst quarterly performance during this period:

4th quarter 1999: up 3.89%

1st quarter 2000: down 1.78%

The Fund's year-to-date total return as of June 30, 2001 was up 2.54%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Lehman Brothers High Yield Bond Index.

Average Annual Total Returns

                                                                    Lehman
                                                                     Bros.
                                                                     High
                             Class        Class        Class      Yield Bond
                              A(2)         B(3)         C(4)       Index(5)
                              ----         ----         ----       --------
One year, ended
December 31, 2000     %      -4.34        -4.89        -1.22        -5.86

Since inception(6)    %       2.06         1.96         3.76        -1.70

----------
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) Lehman Bros. High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(6)  Classes A, B and C commenced operations on December 15, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim High Yield Bond Fund     17

------
Income
Funds
------

                                                    Adviser
PILGRIM MONEY MARKET FUND                           ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will invest in short-term money market instruments that have been rated in one of the two highest rating catergories by both Standard & Poor's ("S&P") and Moody's Investor Service, Inc. ("Moody's"), both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

Specifically, the Fund will invest in instruments issued by the U.S. Government, its agencies and instrumentalities (U.S. Government Securities); high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, banker's acceptances and letters of credit of domestic and foreign banks and foreign branches of foreign banks; savings and loans associations and savings banks; other short-term instruments of similar quality; instruments fully collateralized by such obligations; commercial paper of U.S. corporations; and repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligations of the sellers to repurchase, and of the Fund to resell, at a fixed price. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulations as U.S. banks.

The Fund will also ensure that its money market instruments' average weighted maturities do not exceed 90 days.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).

Risk of Foreign Investing -- investments in instruments of foreign banks involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

18     Pilgrim Money Market Fund

                                                       PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          5.18

----------
(1) These figures are for the years ended December 31. They do not reflect sales charges and would be lower if they did. Prior to May 10, 2001, the Fund invested all of its assets in another investment company.

Best and worst quarterly performance during this period:

4th Quarter 2000: up 1.45%

1st Quarter 2000: up 1.13%

The Fund's year-to-date total return as of June 30, 2001 was up 2.08%.

The following performance table discloses the Fund's average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return

                           Class A     Class B(2)     Class C(3)
                           -------     ----------     ----------
One year ended
December 31, 2000      %     5.18        -0.48           3.51

Since inception(4)     %     5.07         1.35           4.06

----------
(2) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(3)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(4) Class A commenced operations on November 24, 1999. Classes B and C commenced operations on July 12, 1999.

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were 5.64%, 4.88% and 4.88%, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were 5.79%, 5.00% and 5.00%, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Pilgrim Money Market Fund     19

------
Income
Funds
------

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
ING PILGRIM MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations; certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

*    First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

Risk of Foreign Investing --Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

20     ING Pilgrim Money Market Fund

                                                   ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                  4.64    5.88

----------
(1) These figures are for the years ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Best and worst quarterly performance during this period:

4th Quarter 2000: up 1.52%

2nd Quarter 1999: up 1.07%

The Fund's year-to-date total return as of June 30, 2001 was up 2.38%.

The following performance table discloses the Fund's average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return

                           Class A     Class B(2)     Class C(3)
                           -------     ----------     ----------
One year ended
December 31, 2000      %     5.88         0.24           4.21

Since inception(4)     %     5.23         2.66           4.53

----------
(2) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(3)  Reflects deduction of deferred sales charge of 1% for the one year return.
(4)  The Fund commenced operations on December 15, 1998.

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were 6.13%, 5.49% and 5.49%, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were 6.32%, 5.64% and 5.64%, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Pilgrim Money Market Fund     21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly

                                                   Class A     Class B     Class C    Class M(1)    Class T(1)(2)
                                                   -------     -------     -------    ----------    -------------
Maximum sales charge on your investment
 (as a % of offering price) %
Income Funds (except Pilgrim Money Market and
  ING Pilgrim Money Market)                         4.75(3)      none        none        3.25(3)         none
Pilgrim Money Market and ING Pilgrim Money Market   none         none        none         N/A             N/A
Maximum deferred sales charge (as a % of
  purchase or sales price, whichever is less)
Income Funds (including Pilgrim Money Market
  and ING Pilgrim Money Market)                     none(4)      5.00(5)     1.00(6)     none            4.00(7)

----------
(1)  Not all Funds offer Classes M and T. Please see page 26.
(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 26.
(3)  Reduced for purchases of $50,000 and over. Please see page 27.
(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 27.
(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.
(6)  Imposed upon redemption within 1 year from purchase.
(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class A
                                             Distribution                Total
                                             and Service                 Fund              Waivers
                                Management     (12b-1)      Other      Operating             and                 Net
Fund                               Fee           Fees      Expenses     Expenses    Reimbursements(2)(7)(8)    Expenses
----                               ---           ----      --------     --------    -----------------------    --------
GNMA Income(3)              %      0.52          0.25       0.35(4)(6)    1.12(4)               --               1.12(4)
National Tax-Exempt Bond    %      0.50          0.35       0.65(6)       1.50               (0.44)              1.06
Intermediate Bond           %      0.50          0.35       0.68(6)       1.53               (0.40)              1.13
Strategic Income(3)         %      0.45          0.35       0.87(5)       1.67(5)            (0.70)              0.97(5)
High Yield                  %      0.60          0.25       0.35          1.20               (0.10)              1.10
High Yield II(3)            %      0.60          0.35       0.37          1.32               (0.22)              1.10
High Yield Bond             %      0.65          0.35       0.63(6)       1.63               (0.54)              1.09
Pilgrim Money Market(9)     %      0.35          0.25       0.40(6)       1.00                  --               1.00
ING Pilgrim Money Market    %      0.25          0.75       0.30          1.30               (0.53)              0.77
Class B
                                             Distribution                Total
                                             and Service                 Fund               Waivers
                                Management     (12b-1)      Other      Operating              and                Net
Fund                               Fee           Fees      Expenses     Expenses        Reimbursements(2)      Expenses
----                               ---           ----      --------     --------        -----------------      --------
GNMA Income(3)              %      0.52          1.00      0.37(4)(6)     1.89(4)               --               1.89(4)
National Tax-Exempt Bond    %      0.50          1.00      0.67(6)        2.17               (0.34)              1.83
Intermediate Bond           %      0.50          1.00      0.68(6)        2.18               (0.30)              1.88
Strategic Income (3)        %      0.45          0.75      1.17(5)        2.37(5)            (1.02)              1.35(5)
High Yield                  %      0.60          1.00      0.35           1.95               (0.10)              1.85
High Yield II(3)            %      0.60          1.00      0.37           1.97               (0.22)              1.75
High Yield Bond             %      0.65          1.00      0.63(6)        2.28               (0.44)              1.84
Pilgrim Money Market(9)     %      0.35          1.00      0.40(6)        1.75                  --               1.75
ING Pilgrim Money Market    %      0.25          1.00      0.30           1.55               (0.14)              1.41

22   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class C
                                            Distribution                    Total
                                             and Service                    Fund           Waivers
                                Management     (12b-1)       Other        Operating          and             Net
Fund                               Fee          Fees        Expenses       Expenses    Reimbursements(2)   Expenses
----                               ---          ----        --------       --------    -----------------   --------
GNMA Income(3)              %     0.52          1.00          0.38(4)(6)     1.90(4)            --           1.90(4)
National Tax-Exempt Bond    %     0.50          1.00          0.66(6)        2.16            (0.35)          1.81
Intermediate Bond           %     0.50          1.00          0.68(6)        2.18            (0.33)          1.85
Strategic Income(3)         %     0.45          0.75          1.20(5)        2.40(5)         (1.04)          1.36(5)
High Yield                  %     0.60          1.00          0.35           1.95            (0.10)          1.85
High Yield II(3)            %     0.60          1.00          0.37           1.97            (0.22)          1.75
High Yield Bond             %     0.65          1.00          0.64(6)        2.29            (0.45)          1.84
Pilgrim Money Market(9)     %     0.35          1.00          0.40(6)        1.75               --           1.75
ING Pilgrim Money Market    %     0.25          1.00          0.30           1.55            (0.15)          1.40

Class M
                                            Distribution                    Total
                                             and Service                    Fund           Waivers
                                Management     (12b-1)       Other        Operating          and             Net
Fund                               Fee          Fees        Expenses       Expenses    Reimbursements(2)   Expenses
----                               ---          ----        --------       --------    -----------------   --------
GNMA Income(3)              %     0.52          0.75          0.34           1.61               --           1.61
High Yield                  %     0.60          0.75          0.35           1.70            (0.10)          1.60

Class T
                                            Distribution                    Total
                                             and Service                    Fund           Waivers
                                Management     (12b-1)       Other        Operating          and             Net
Fund                               Fee          Fees        Expenses       Expenses    Reimbursements(2)   Expenses
----                               ---          ----        --------       --------    -----------------   --------
GNMA Income(3)              %     0.52          0.65          0.37           1.54               --           1.54
High Yield II(3)            %     0.60          0.65          0.38           1.63            (0.23)          1.40

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for each Fund.
(2) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Fund which it advises under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by the Adviser is shown under the heading "Waivers and Reimbursements". For Strategic Income, High Yield, High Yield II and Pilgrim Money Market Fund, the expense limits will continue through at least October 31, 2001. For National Tax-Exempt Bond, Intermediate Bond, High Yield Bond and the ING Pilgrim Money Market Fund, the expense limits will continue through at least February 28, 2002. For GNMA, the expense limit will continue through at least July 26, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the temination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.
(3) Effective February 23, 2001 and March 23, 2001, certain Pilgrim Funds merged with GNMA Income, Strategic Income and High Yield II Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.
(4) Excludes merger fees of 0.04%, 0.01% and 0.03% for Class A, B and C, respectively.
(5) Excludes merger fees of 0.06%, 0.18% and 0.15% for Class A, B and C, respectively.
(6) ING Pilgrim Investments, LLC receives an annual administration fee equal to 0.10% of average daily net assets.
(7) This includes a waiver of 0.10% of Distribution Fee for National Tax-Exempt Bond, Intermediate Bond and High Yield Bond Funds for Class A only.
(8) This includes a waiver of 0.40% of Distribution Fee for ING Pilgrim Money Market for Class A only.
(9) Effective May 21, 2001, ING Pilgrim Investments, LLC began managing the Pilgrim Money Market Fund directly. The expenses shown reflect contractual changes and estimates that commenced with the change in manager.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    23

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A

Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
GNMA Income                   $        584         814       1,063        1,773
National Tax-Exempt Bond      $        578         885       1,215        2,145
Intermediate Bond             $        585         898       1,234        2,179
Strategic Income              $        637         976       1,339        2,357
High Yield                    $        591         838       1,103        1,860
High Yield II                 $        603         873       1,164        1,990
High Yield Bond               $        581         914       1,271        2,273
Pilgrim Money Market          $        102         318         552        1,225
ING Pilgrim Money Market      $         79         360         662        1,521

Class B
                                              If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     ------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years    10 years
----                                 ------     -------     -------     --------     ------     -------     -------    --------
GNMA Income                   $        692         894       1,221        2,011        192        594        1,021       2,011
National Tax-Exempt Bond      $        686         946       1,333        2,306        186        646        1,133       2,306
Intermediate Bond             $        691         953       1,342        2,325        191        653        1,142       2,325
Strategic Income              $        740       1,039       1,465        2,532        240        739        1,265       2,532
High Yield                    $        698         912       1,252        2,080        198        612        1,052       2,080
High Yield II                 $        700         918       1,262        2,128        200        618        1,062       2,128
High Yield Bond               $        687         970       1,380        2,418        187        670        1,180       2,418
Pilgrim Money Market          $        678         851       1,149        1,864        178        551          949       1,864
ING Pilgrim Money Market      $        644         776       1,031        1,767        144        476          831       1,767

24   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

Class C
                                              If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     ------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years    10 years
----                                 ------     -------     -------     --------     ------     -------     -------    --------
GNMA Income                   $        293         597       1,026        2,222        193        597        1,026       2,222
National Tax-Exempt Bond      $        284         642       1,127        2,465        184        642        1,127       2,465
Intermediate Bond             $        288         650       1,139        2,488        188        650        1,139       2,488
Strategic Income              $        343         748       1,280        2,736        243        748        1,280       2,736
High Yield                    $        298         612       1,052        2,275        198        612        1,052       2,275
High Yield II                 $        300         618       1,062        2,296        200        618        1,062       2,296
High Yield Bond               $        287         672       1,184        2,591        187        672        1,184       2,591
Pilgrim Money Market          $        278         551         949        2,062        178        551          949       2,062
ING Pilgrim Money Market      $        243         475         831        1,833        143        475          831       1,833

Class M

Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
GNMA Income                   $        483         817       1,173        2,174
High Yield                    $        492         843       1,218        2,268

Class T
                                              If you sell your shares                     If you don't sell your shares
                                     -------------------------------------------     ------------------------------------------
Fund                                 1 year     3 years     5 years     10 years     1 year     3 years     5 years    10 years
----                                 ------     -------     -------     --------     ------     -------     -------    --------
GNMA Income                   $        557         686         839        1,722        157        486         839        1,722
High Yield II                 $        566         714         887        1,850        166        514         887        1,850

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    25

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

PILGRIM PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

Class A

* Front-end sales charge, as described on the next page (except for Pilgrim Money Market and ING Pilgrim Money Market Funds).
*    Distribution and service (12b-1) fees of 0.25% to 0.75% (varies by Fund).

Class B

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income
     Fund).
*    A contingent deferred sales charge, as described on the next page.
* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

Class C

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income
     Fund).
* A 1% contingent deferred sales charge on shares sold within one year of purchase.
* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.
*    Distribution and service (12b-1) fees of 0.75%.
* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.
*    Offered only by GNMA Income Fund and High Yield Fund.

Class T

* No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T Shares of another Fund.
*    Distribution and service (12b-1) fees of 0.65%.
*    A contingent deferred sales charge, as described in this section.
* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.
*    Offered only by GNMA Income Fund and High Yield Fund II.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

26   Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                                  Income Funds
                            ------------------------
                             As a %
                             of the       As a % of
                            offering         net
Your Investment               price      asset value
---------------               -----      -----------
Less than $50,000              4.75         4.99
$50,000 - $99,999              4.50         4.71
$100,000 - $249,999            3.50         3.63
$250,000 - $499,999            2.50         2.56
$500,000 - $1,000,000          2.00         2.04
$1,000,000 and over                See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

Money Market Funds. There is no sales charge if you purchase Class A shares of either the Pilgrim Money Market or ING Pilgrim Money Market Funds. However, if the Class A shares are exchanged for shares of another Pilgrim Fund, you will be charged the applicable sales load for that fund upon the exchange.

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                           Period during which
    Your investment              CDSC         CDSC applies
    ---------------              ----         ------------
$1,000,000 to $2,499,999         1.00%          2 years
$2,500,000 to $4,999,999         0.50%           1 year
$5,000,000 and over              0.25%           1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.

Class A shares that were purchased in an amount of $1 million or more through funds that were part of the Northstar family of funds and the ING family of funds at the time of purchase are subject to a different contingent deferred sales charge period of 18 months and 12 months, respectively, from the date of purchase. See the SAI for further information.

Class B, Class C and Class T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                 CDSC on shares
Years after purchase               being sold
--------------------               ----------
1st year                               5%
2nd year                               4%
3rd year                               3%
4th year                               3%
5th year                               2%
6th year                               1%
After 6th year                        none

----------
(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                         CDSC on shares
Years after purchase       being sold
--------------------       ----------
1st year                       1%
After 1st year                none

Class T Deferred Sales Charge

                         CDSC on shares
Years after purchase       being sold
--------------------       ----------
1st year                       4%
2nd year                       3%
3rd year                       2%
4th year                       1%
After 4th year                none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    27

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Class M

Class M shares of the Funds are sold subject to the following sales charge:

                                Government
                                Securities
                                Income and
                                High Yield
                                   Funds
                          ----------------------
                           As a %      As a % of
                           of the         net
                          offering       asset
Your Investment             price        value
---------------             -----        -----
Less than $50,000           3.25%        3.36%
$50,000 - $99,999           2.25%        2.30%
$100,000 - $249,999         1.50%        1.52%
$250,000 - $499,999         1.00%        1.01%
$500,000 and over           none         none

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

* Rights of Accumulation -- lets you add the value of shares of any open-end Pilgrim Fund (excluding the Pilgrim Money Market Fund, ING Pilgrim Money Market Fund and Lexington Money Market Trust) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* for Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

* mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

* if you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

Reinstatement Privilege. If you sell Class B, Class C or Class T shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

28   Shareholder Guide

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Pilgrim Funds are as follows:

*    Non-retirement accounts: $1,000

*    Retirement accounts: $250

* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

Retirement Plans

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                               Initial                      Additional
    Method                   Investment                     Investment
    ------                   ----------                     ----------
By Contacting           An investment
Your                    professional with an
Investment              authorized firm
Professional            can help you establish
                        and maintain your
                        account.

By Mail                 Visit or consult an               Visit or consult an
                        investment                        investment
                        professional. Make                professional. Fill out
                        your check payable                the Account
                        to the Pilgrim Funds              Additions form
                        and mail it, along                included on the
                        with a completed                  bottom of your
                        Application. Please               account statement
                        indicate your                     along with your
                        investment                        check payable to the
                        professional on the               Fund and mail them
                        New Account                       to the address on the
                        Application                       account statement.
                                                          Remember to write
                                                          your account number
                                                          on the check.

By Wire                 Call the ING Pilgrim              Wire the funds in the
                        Operations                        same manner
                        Department at (800)               described under
                        336-3436 to obtain                "Initial Investment."
                        an account number
                        and indicate your
                        investment
                        professional on the
                        account.

                        Instruct your bank to
                        wire funds to the
                        Fund in the care of:

                        State Street Bank
                        and Trust Company
                        ABA #101003621
                        Kansas City, MO
                        credit to:
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to: _________________
                        Shareholder
                        A/C #________________
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        _____________________
                        (Your Name Here)

                        After wiring funds
                        you must complete
                        the Account
                        Application and send
                        it to:

                        Pilgrim Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    29

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.

*    Minimum withdrawal amount is $100.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        Method                                Procedures
        ------                                ----------
By Contacting Your            You may redeem by contacting your investment
Investment Professional       professional. Investment professionals may charge
                              for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                              Pilgrim Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-6368

                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --               You may redeem shares by telephone on all accounts
Expedited Redemption          other than retirement accounts, unless you check
                              the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                              To redeem by telephone, call the Shareholder
                              Servicing Agent at (800) 992-0180.

                              Receiving Proceeds By Check:

                              You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                              Receiving Proceeds By Wire:

                              You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

30   Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value ("NAV") per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

ING Pilgrim Money Market Fund and Pilgrim Money Market Fund

The ING Pilgrim Money Market Fund and the Pilgrim Money Market Fund use the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of each Fund, there can be no assurance that each Fund's net asset value can be maintained at $1.00 per share.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, except for Lexington Money Market Trust and Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market and ING Pilgrim Money Market Funds for which no sales charge was paid, must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Pilgrim Money Market

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    31

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

and ING Pilgrim Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired. You should review the prospectus of the Pilgrim Fund you intend to exchange into before exchanging your shares.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC on Exchanges to Pilgrim Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from any Pilgrim Fund described in this prospectus to the Pilgrim Senior Income Fund. However, if you exchange into Pilgrim Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original Pilgrim Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original Pilgrim Fund.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Funds' policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0810 and selecting Option 1.

32   Shareholder Guide

                                                                      MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

As of June 30, 2001, ING Pilgrim managed over $18.4 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                       Management
Fund                                      Fee
----                                      ---
Pilgrim GNMA Income                       0.52%
Pilgrim National Tax-Exempt Bond          0.50
Pilgrim Intermediate Bond                 0.50
Pilgrim Strategic Income                  0.45
Pilgrim High Yield                        0.60
Pilgrim High Yield II                     0.60
Pilgrim High Yield Bond                   0.65
Pilgrim Money Market*                     0.25
ING Pilgrim Money Market                  0.25

* Effective May 21, 2001, the Fund's management fee changed to 0.35% of the Fund's average daily net assets.

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

GNMA Income Fund

The following individuals share responsibility for the day to day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING Pilgrim since July 2000, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to July 2000, he was a Senior Vice President at Lexington Management Corp. ("Lexington") (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING Pilgrim since July 2000, has served as co-manager of GNMA Income Fund since May 1999. Prior to July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

Strategic Income Fund

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING Pilgrim, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as Senior Portfolio Manager of the high yield portion of Strategic Income Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Cresent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds    33

MANAGEMENT
OF THE FUNDS                                                         SUB-ADVISER
--------------------------------------------------------------------------------

High Yield Fund and High Yield Fund II

The following individuals share responsibility for the day-to-day management of the High Yield Fund and High Yield Fund II:

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

Andy Mitchell, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. >From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and acting Vice President at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

Pilgrim Money Market Fund

Denis P. Jamison, senior Vice President and Senior Portfolio Manager of ING Pilgrim since July 2000, will be responsible for the day-to-day management of the Fund. Mr. Jamison has also served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to July 2000, Mr. Jamison was Senior Vice President at Lexington (which was acquired by ING Pilgrim Investments' parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

SUB-ADVISERS

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

National Tax-Exempt Bond Fund

Furman Selz Capital Management LLC. Furman Selz Capital Management LLC ("FSCM") serves as sub-adviser to the National Tax-Exempt Bond Fund. FSCM is located at 230 Park Avenue, New York, NY 10169. FSCM is engaged in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2001, were valued at approximately $8.8 billion.

Mr. Robert Schonbrunn and Mr. Alan Segars have primary responsibility for managing the Fund. Mr. Schonbrunn has been an investment professional with FSMC since 1985 and has 32 years of investment experience. Mr. Segars has been an investment professional with FSCM since 1993 and has 30 years of investment experience.

Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund

ING Investment Management LLC. ING Investment Management LLC ("IIM") serves as sub-adviser to Intermediate Bond Fund and High Yield Bond Fund and ING Pilgrim Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of June 30, 2001 were valued at $75.4 billion, IIM also advises other registered investment companies.

James B. Kauffmann has primary responsibility for managing the Intermediate Bond Fund. Mr. Kauffmann joined IIM in 1996 and has over 14 years of investment experience. Prior to joining IIM, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Mr. Robert Bowman, with more than 20 years of investment experience, leads a team of five investment professionals in managing the High Yield Bond Fund. Mr Bowman has been a Senior Vice President and Managing Director at IIM since 1999.

Ms. Jennifer J. Thompson has primary responsibility for managing the ING Pilgrim Money Market Fund. Ms. Thompson joined IIM in 1998 and has over nine years of investment experience. Prior to joining IIM, she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Management. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.

34   Management of the Funds

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, monthly. Distributions are expected normally to consist of ordinary income. Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Pilgrim Money Market and ING Pilgrim Money Market Funds), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes    35

MORE
INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (the "SAI").

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (All Funds except GNMA Income, National Tax-Exempt Bond and ING Pilgrim Money Market Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (High Yield II, High Yield Bond and Intermediate Bond Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (All Funds except National Tax-Exempt Bond, GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

36   More Information About Risks

                                                                            MORE
                                                                     INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Corporate Debt Securities (All Funds except GNMA Income and ING Pilgrim Money Market Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. Government Securities (National Tax-Exempt Bond, International Bond, High Yield Bond, High Yield, High Yield II and GNMA Income Funds). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (All Funds except National Tax-Exempt Bond, GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (National Tax-Exempt Bond, Intermediate Bond, Strategic Income and High Yield Bond Funds). The Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Mortgage-Related Securities (All Funds except National Tax-Exempt Bond Funds, Pilgrim Money Market and ING Pilgrim Money Market Funds). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    37

MORE
INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

Derivatives (National Tax-Exempt Bond, Intermediate Bond, Strategic Income, High Yield, High Yield II and High Yield Bond Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. Each Fund, except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds, is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements (all Funds) and Dollar Rolls (all Funds except National Tax-Exempt Bond Fund). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Each Fund (except GNMA Income, National Tax-Exempt Bond, High Yield and High Yield II Funds) may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

38   More Information About Risks

                                                                            MORE
                                                                     INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

Interests in Loans (All Funds except GNMA Income, Pilgrim Money Market and ING Pilgrim Money Market Funds). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    39

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

40   Financial Highlights

FINANCIAL
HIGHLIGHTS                                              PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

For the three months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                          Class A
                                              ---------------------------------------------------------------------
                                              Three Months
                                                 Ended                     Year Ended December 31,
                                               March 31,    -------------------------------------------------------
                                                2001(5)     2000(4)      1999        1998        1997        1996
                                                -------     -------     -------     -------     -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period     $        8.41        8.08        8.53        8.40        8.12        8.19
 Income from investment operations:
 Net investment income                    $        0.12        0.54        0.50        0.48        0.51        0.53
 Net realized and unrealized gain (loss)
 on investments                           $        0.22        0.27       (0.45)       0.13        0.29       (0.08)
 Total from investment operations         $        0.34        0.81        0.05        0.61        0.80        0.45
 Less distributions from:
 Net investment income                    $        0.12        0.48        0.50        0.48        0.52        0.52
 Total distributions                      $        0.12        0.48        0.50        0.48        0.52        0.52
 Net asset value, end of period           $        8.63        8.41        8.08        8.53        8.40        8.12
 Total Return(1)                          %        4.09       10.36        0.58        7.52       10.20        5.71
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     449,460     368,615     376,580     273,591     158,071     133,777
 Ratios to average net assets:
 Expenses(2)                              %        1.16        1.06        0.99        1.01        1.01        1.05
 Net investment income(2)                 %        5.75        6.54        6.04        5.85        6.28        6.56
 Portfolio turnover rate                  %          33          65          25          54         134         129

                                                       Class B                        Class C               Class M       Class T
                                             ----------------------------  -----------------------------  -----------   ------------
                                             Three Months     October 6,   Three Months    October 13,      Feb. 26,      Feb. 26,
                                                 Ended         2000(3)         Ended         2000(3)         2001(3)      2001(3)
                                               March 31,   to December 31,   March 31,   to December 31,  to March 31,  to March 31,
                                                2001(5)         2000          2001(5)         2000           2001          2001
                                                -------         ----          -------         ----           ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period     $      8.40            8.20           8.40           8.24           8.51          8.51
 Income from investment operations:
 Net investment income                    $      0.13            0.09           0.11           0.09           0.04          0.04
 Net realized and unrealized gain
 on investments                           $      0.19            0.18           0.21           0.14           0.08          0.08
 Total from investment operations         $      0.32            0.27           0.32           0.23           0.12          0.12
 Less distributions from:
 Net investment income                    $      0.11            0.07           0.11           0.07             --            --
 Total distributions                      $      0.11            0.07           0.11           0.07             --            --
 Net asset value, end of period           $      8.61            8.40           8.61           8.40           8.63          8.63
 Total Return(1)                          %      3.70            3.32           3.69           2.82           1.41          1.41
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    47,406             866         13,744          1,833            247        17,647
 Ratios to average net assets:
 Expenses(2)                              %      1.90            1.81           1.93           1.81           1.61          1.54
 Net investment income(2)                 %      4.88            5.79           4.87           5.79           4.88          5.02
 Portfolio turnover rate                  %        33              65             33             65             33            33

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.
(5)  The Fund changed it's fiscal year end to March 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim GNMA Income Fund    41

                                                                       FINANCIAL
PILGRIM NATIONAL TAX-EXEMPT BOND FUND                                 HIGHLIGHTS
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                      Class A                     Class B                     Class C
                                              -------------------------   -------------------------   -------------------------
                                              Five Months     Period      Five Months     Period      Five Months    Period
                                                 Ended        Ended          Ended        Ended          Ended        Ended
                                               March 31,    October 31,     March 31,   October 31,     March 31,   October 31,
                                                2001(4)       2000(1)        2001(4)      2000(1)        2001(4)      2000(1)
                                                -------       -------        -------      -------        -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period     $      10.11         10.00          10.09        10.00          10.11        10.00
 Income from investment operations:
 Net investment income                    $       0.19          0.48           0.17         0.38           0.16         0.39
 Net realized and unrealized gains
 on investments                           $       0.39          0.11           0.39         0.11           0.38         0.12
 Total from investment operations         $       0.58          0.59           0.56         0.49           0.54         0.51
 Less distributions from:
 Net investment income                    $       0.19          0.48           0.17         0.40           0.16         0.40
 Total distributions                      $       0.19          0.48           0.17         0.40           0.16         0.40
 Net asset value, end of period           $      10.50         10.11          10.48        10.09          10.49        10.11
 Total Return(2):                         %       5.79          6.09           5.54         5.02           5.34         5.29
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     22,074        21,592            588          311            440          439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %       1.06          0.95           1.83         1.67           1.81         1.68
 Gross expenses prior to expense
 reimbursement(3)                         %       1.50          2.12           2.17         2.32           2.16         2.33
 Net investment income after expense
 reimbursement(3)(5)                      %       4.45          4.92           3.69         3.93           3.70         4.00
 Portfolio turnover rate                  %          7            50              7           50              7           50

----------
(1)  Fund commenced operations on November 8, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

42   Pilgrim National Tax-Exempt Bond Fund

FINANCIAL
HIGHLIGHTS                                        PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                           Class A                                   Class B
                                            --------------------------------------    ---------------------------------------
                                            Five Months      Year         Period      Five Months      Year         Period
                                               Ended        Ended         Ended          Ended        Ended         Ended
                                              March 31,   October 31,   October 31,     March 31,   October 31,   October 31,
                                               2001(4)       2000         1999(1)        2001(4)       2000         1999(1)
                                               -------       ----         -------        -------       ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period    $       9.52         9.40         10.00          9.52         9.40         10.00
 Income from investment operations:
 Net investment income                   $       0.28         0.61          0.45          0.26         0.53          0.40
 Net realized and unrealized gain
 (loss) on investments                   $       0.66         0.12         (0.60)         0.66         0.13         (0.61)
 Total from investment operations        $       0.94         0.73         (0.15)         0.92         0.66         (0.21)
 Less distributions from:
 Net investment income                   $       0.28         0.61          0.45          0.26         0.54          0.39
 Total distributions                     $       0.28         0.61          0.45          0.26         0.54          0.39
 Net asset value, end of period          $      10.18         9.52          9.40         10.18         9.52          9.40
 Total Return(2):                        %      10.01         8.11         (1.46)         9.74         7.30         (2.13)
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     33,597       29,893        32,013         2,807        1,523         1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       1.13         1.00          0.96          1.88         1.74          1.70
 Gross expenses prior to expense
 reimbursement(3)                        %       1.53         2.08          2.12          2.18         2.33          2.39
 Net investment income after
 expense reimbursement(3)(5)             %       6.94         6.48          5.38          6.20         5.71          4.83
 Portfolio turnover rate                 %        838          733           432           838          733           432

                                                           Class C
                                             --------------------------------------
                                             Five Months     Year        Period
                                                Ended       Ended         Ended
                                              March 31,   October 31,   October 31,
                                               2001(4)       2000         1999(1)
                                               -------       ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period    $       9.52         9.40         10.00
 Income from investment operations:
 Net investment income                   $       0.26         0.54          0.42
 Net realized and unrealized gain
 (loss) on investments                   $       0.67         0.12         (0.63)
 Total from investment operations        $       0.93         0.66         (0.21)
 Less distributions from:
 Net investment income                   $       0.26         0.54          0.39
 Total distributions                     $       0.26         0.54          0.39
 Net asset value, end of period          $      10.19         9.52          9.40
 Total Return(2):                        %       9.86         7.32         (2.10)
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      4,470        5,248         1,082
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       1.85         1.73          1.71
 Gross expenses prior to expense
 reimbursement(3)                        %       2.18         2.32          2.44
 Net investment income after
 expense reimbursement(3)(5)             %       6.37         5.74          4.94
 Portfolio turnover rate                 %        838          733           432

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Intermediate Bond Fund    43

                                                                       FINANCIAL
PILGRIM STRATEGIC INCOME FUND                                         HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                             Class A                                      Class B
                                            -----------------------------------------    -----------------------------------------
                                              Nine                Three                   Nine                Three
                                             Months     Year      Months    July 27,      Months     Year     Months     July 27,
                                             Ended      Ended     Ended    1998(1) to     Ended      Ended     Ended    1998(1) to
                                            March 31,  June 30,  June 30,   March 31,    March 31,  June 30,  June 30,   March 31,
                                             2001(6)     2000     1999(2)     1999        2001(6)     2000     1999(2)     1999
                                             -------     ----     -------     ----        -------     ----     -------     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     12.07      12.59     12.89      13.08        11.80      12.33     12.61      12.78
 Income from investment operations:
 Net investment income                  $      0.23       0.92      0.26       0.53         0.36       0.88      0.18       0.45
 Net realized and unrealized
 gain loss on investments               $      0.08      (0.52)    (0.42)     (0.08)       (0.08)     (0.53)    (0.33)     (0.05)
 Total from investment operations       $      0.31       0.40     (0.16)      0.45         0.28       0.35     (0.15)      0.40
 Less distributions from:
 Net investment income                  $      0.59       0.92      0.14       0.53         0.55       0.88      0.13       0.46
 Net realized gains on investments      $        --         --        --       0.11           --         --        --       0.11
 Total distributions                           0.59       0.92      0.14       0.64         0.55       0.88      0.13       0.57
 Net asset value, end of period         $     11.79      12.07     12.59      12.89        11.53      11.80     12.33      12.61
 Total Return(3):                       %      2.69       3.42     (1.23)      5.60         2.52       3.00     (1.20)      5.17
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    39,105      2,726     2,736      5,751        8,894      4,460     5,658      6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.03       0.96      0.90       0.96         1.53       1.36      1.29       1.37
 Gross expenses prior to expense
 reimbursement(4)                       %      1.73       2.64      1.56       1.98         2.55       3.04      1.95       2.42
 Net investment income
 after expense reimbursement(4)(5)      %      6.30       7.69      5.88       5.81         6.71       7.29      5.49       5.35
 Portfolio turnover rate                %       132        168        69        274          132        168        69        274

                                                            Class C
                                            ----------------------------------------
                                              Nine                 Three
                                              Months     Year      Months   July 27,
                                              Ended     Ended      Ended   1998(1) to
                                            March 31,  Juned 30,  June 30,  March 31,
                                             2001(6)     2000     1999(2)     1999
                                             -------     ----     -------     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     12.30      12.81     13.10      13.27
 Income from investment operations:
 Net investment income                  $      0.43       0.87      0.19       0.48
 Net realized and unrealized
 gain loss on investments               $     (0.13)     (0.51)    (0.35)     (0.06)
 Total from investment operations       $      0.30       0.36     (0.16)      0.42
 Less distributions from:
 Net investment income                  $      0.55       0.87      0.13       0.48
 Net realized gains on investments      $        --         --        --       0.11
 Total distributions                           0.55       0.87      0.13       0.59
 Net asset value, end of period         $     12.05      12.30     12.81      13.10
 Total Return(3):                       %      2.55       3.02     (1.21)      5.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     5,196      3,966     7,965      8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.51       1.36      1.29       1.36
 Gross expenses prior to expense
 reimbursement(4)                       %      2.55       3.04      1.95       2.41
 Net investment income
 after expense reimbursement(4)(5)      %      6.71       7.29      5.49       5.36
 Portfolio turnover rate                %       132        168        69        274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investment, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

44   Pilgrim Strategic Income Fund

FINANCIAL
HIGHLIGHTS                                               PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                         Class A
                                            ------------------------------------------------------------------
                                            Nine Months
                                               Ended                        Year Ended June 30,
                                             March 31,      --------------------------------------------------
                                              2001(5)       2000       1999        1998        1997       1996
                                              -------       ----       ----        ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       5.04        5.93       6.94        6.80        6.36       6.15
 Income from investment operations:
 Net investment income                  $       0.34        0.56       0.58        0.61        0.61       0.59
 Net realized and unrealized gain
 (loss) on investments                  $      (1.05)      (0.85)     (0.96)       0.16        0.43       0.16
 Total from investment operations       $      (0.71)      (0.29)     (0.38)       0.77        1.04       0.75
 Less distributions from:
 Net investment income                  $       0.35        0.57       0.62        0.63        0.60       0.54
 Tax return of capital                  $       0.08        0.03       0.01          --          --         --
 Total distributions                    $       0.43        0.60       0.63        0.63        0.60       0.54
 Net asset value, end of period         $       3.90        5.04       5.93        6.94        6.80       6.36
 Total Return(2):                       %     (14.66)      (5.20)     (5.57)      11.71       17.14      12.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     55,704      85,870    131,535     102,424      35,940     18,691
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.10        1.05       1.00        1.00        1.00       1.00
 Gross expenses prior to expense
 reimbursement(3)                       %       1.20        1.17       1.12        1.17        1.42       2.19
 Net investment income after
 expense reimbursement(3)(4)            %      10.65       10.41       9.32        9.05        9.54       9.46
 Portfolio turnover rate                %        100          89        184         209         394        399

                                                                         Class B
                                            ----------------------------------------------------------------------
                                            Nine Months                                                  July 17,
                                               Ended                   Year Ended June 30,              1995(1) to
                                             March 31,      ----------------------------------------     June 30,
                                              2001(5)       2000        1999        1998        1997       1996
                                              -------       ----        ----        ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       5.03        5.92        6.92        6.78        6.36       6.20
 Income from investment operations:
 Net investment income                  $       0.32        0.53        0.53        0.58        0.57       0.48
 Net realized and unrealized gain
 (loss) on investments                  $      (1.06)      (0.86)      (0.96)       0.14        0.41       0.14
 Total from investment operations       $      (0.74)      (0.33)      (0.43)       0.72        0.98       0.62
 Less distributions from:
 Net investment income                  $       0.32        0.53        0.56        0.58        0.56       0.46
 Tax return of capital                  $       0.08        0.03        0.01          --          --         --
 Total distributions                    $       0.40        0.56        0.57        0.58        0.56       0.46
 Net asset value, end of period         $       3.89        5.03        5.92        6.92        6.78       6.36
 Total Return(2):                       %     (15.18)      (5.91)      (6.23)      10.90       16.04      10.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    140,183     199,618     261,589     154,303      40,225      2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.85        1.80        1.75        1.75        1.75       1.75
 Gross expenses prior to expense
 reimbursement(3)                       %       1.95        1.92        1.87        1.92        2.17       2.94
 Net investment income after
 expense reimbursement(3)(4)            %       9.89        9.66        8.57        8.30        8.64       9.02
 Portfolio turnover rate                %       100          89         184         209         394        339

                                                         Class C
                                            ----------------------------------
                                            Nine Months    Year       May 27,
                                               Ended       Ended    1999(1) to
                                             March 31,    June 30,    June 30,
                                              2001(5)       2000       1999
                                              -------       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       5.02        5.92       5.91
 Income from investment operations:
 Net investment income                  $       0.33        0.57       0.05
 Net realized and unrealized gain
 (loss) on investments                  $      (1.06)      (0.90)      0.01
 Total from investment operations       $      (0.73)      (0.33)      0.06
 Less distributions from:
 Net investment income                  $       0.32        0.57       0.05
 Tax return of capital                  $       0.08          --         --
 Total distributions                            0.40        0.57       0.05
 Net asset value, end of period         $       3.89        5.02       5.92
 Total Return(2):                       %     (15.00)      (5.99)      0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      5,505       5,930        551
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.85        1.80       1.75
 Gross expenses prior to expense
 reimbursement(3)                       %       1.95        1.92       1.87
 Net investment income after
 expense reimbursement(3)(4)            %       9.88        9.66       8.57
 Portfolio turnover rate                %        100          89        184

                                                                         Class M
                                            ---------------------------------------------------------------------
                                            Nine Months     Year                                        July 17,
                                               Ended       Ended            Year Ended June 30,        1995(1) to
                                             March 31,    June 30,      ---------------------------     June 30,
                                               2001(5)      2000        1999        1998       1997       1996
                                               -------      ----        ----        ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       5.03        5.93        6.92        6.78       6.36       6.20
 Income from investment operations:
 Net investment income                  $       0.31        0.52        0.55        0.59       0.58       0.50
 Net realized and unrealized gain
 (loss) on investments                  $      (1.03)      (0.85)      (0.95)       0.14       0.41       0.14
 Total from investment operations       $      (0.72)      (0.33)      (0.40)       0.73       0.99       0.64
 Less distributions from:
 Net investment income                  $       0.33        0.54        0.58        0.59       0.57       0.48
 Tax return of capital                  $       0.08        0.03        0.01          --         --         --
 Total distributions                            0.41        0.57        0.59        0.59       0.57       0.48
 Net asset value, end of period         $       3.90        5.03        5.93        6.92       6.78       6.36
 Total Return(2):                       %     (14.82)      (5.86)      (5.85)      11.16      16.29      10.69
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      7,077      12,730      24,129      19,785      8,848      1,243
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.60        1.55        1.50        1.50       1.50       1.50
 Gross expenses prior to expense
 reimbursement(3)                       %       1.70        1.67        1.62        1.67       1.92       2.69
 Net investment income after
 expense reimbursement(3)(4)            %      10.16        9.91        8.82        8.55       8.93       9.41
 Portfolio turnover rate                %        100          89         184         209        394        339

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed it's fiscal year end to March 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Pilgrim High Yield Fund    45

                                                                       FINANCIAL
PILGRIM HIGH YIELD FUND II                                            HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                    Class A
                                            -------------------------------------------------------
                                              Nine                  Three
                                             Months       Year      Months      Year      March 27,
                                             Ended       Ended      Ended      Ended      1998 to
                                            March 31,   June 30,   June 30,   March 31,   March 31,
                                             2001(7)      2000      1999(2)     1999       1998(1)
                                             -------      ----      -------     ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     10.80       11.57      11.66      12.72       12.70
 Income from investment operations:
 Net investment income                  $      0.84        1.18       0.28       1.12        0.01
 Net realized and unrealized gain
 (loss) on investments                  $     (2.09)      (0.75)     (0.09)     (1.00)       0.01
 Total from investment operations       $     (1.25)       0.43       0.19       0.12        0.02
 Less distributions from:
 Net investment income                  $      0.86        1.20       0.28       1.18          --
 Total distributions                           0.86        1.20       0.28       1.18          --
 Net asset value, end of period         $      8.69       10.80      11.57      11.66       12.72
 Total Return(3):                       %    (11.87)       3.96       1.60       1.13        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    55,230      34,416     16,795     17,327       4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.10        1.18       1.10       1.12        1.06
 Gross expenses prior to expense
 reimbursement(4)                       %      1.32        1.37       1.37       1.53        1.06
 Net investment income after
 expense reimbursement(4)(5)            %     11.43       10.63       9.68       9.44        7.22
 Portfolio turnover rate                %       113         113         44        242         484

                                                                    Class B
                                            -------------------------------------------------------
                                              Nine                  Three
                                             Months       Year      Months      Year      March 27,
                                              Ended      Ended      Ended      Ended      1998 to
                                            March 31,   June 30,   June 30,   March 31,   March 31,
                                             2001(7)      2000      1999(2)     1999       1998(1)
                                             -------      ----      -------     ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     10.81       11.58      11.66      12.71       12.69
 Income from investment operations:
 Net investment income                  $      0.81        1.11       0.27       1.04        0.01
 Net realized and unrealized gain
 (loss) on investments                  $     (2.10)      (0.75)     (0.09)     (0.99)       0.01
 Total from investment operations       $     (1.29)       0.36       0.18       0.05        0.02
 Less distributions from:
 Net investment income                  $      0.81        1.13       0.26       1.10          --
 Total distributions                           0.81        1.13       0.26       1.10          --
 Net asset value, end of period         $      8.71       10.81      11.58      11.66       12.71
 Total Return(3):                       %    (12.22)       3.28       1.53       0.55        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   181,175     103,246     41,882     42,960       8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.75        1.83       1.75       1.77        1.69
 Gross expenses prior to expense
 reimbursement(4)                       %      1.97        2.02       2.02       2.18        1.69
 Net investment income after
 expense reimbursement(4)(5)            %     10.97        9.98       9.03       8.84        6.61
 Portfolio turnover rate                %       113         113         44        242         484

                                                                    Class C                                  Class T
                                            ------------------------------------------------------    ----------------------
                                              Nine                  Three                               Nine
                                             Months       Year      Months      Year      March 27,    Months      March 31,
                                             Ended       Ended      Ended      Ended      1998 to      Ended      2000(6) to
                                            March 31,   June 30,   June 30,   March 31,   March 31,   March 31,    June 30,
                                             2001(7)      2000      1999(2)     1999       1998(1)     2001(7)       2000
                                             -------      ----      -------     ----       -------     -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     10.81       11.58      11.66      12.71       12.69       10.81        11.07
 Income from investment operations:
 Net investment income (loss)           $      0.81        1.10       0.27       1.04        0.01        0.81         0.29
 Net realized and unrealized gains
 (loss) on investments                  $     (2.10)      (0.74)     (0.09)     (0.99)       0.01       (2.08)       (0.25)
 Total from investment operations       $     (1.29)       0.36       0.18       0.05        0.02       (1.27)        0.04
 Less distributions from:
 Net investment income                  $      0.81        1.13       0.26       1.10          --        0.84         0.30
 Total distributions                           0.81        1.13       0.26       1.10          --        0.84         0.30
 Net asset value, end of period         $      8.71       10.81      11.58      11.66       12.71        8.70        10.81
 Total Return(3):                       %    (12.22)       3.28       1.53       0.55        0.16      (12.07)       (0.49)
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    33,463      23,324     18,618     21,290       4,815      18,510       31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.75        1.83       1.75       1.77        1.66        1.40         1.48
 Gross expenses prior to expense
 reimbursement(4)                       %      1.97        2.02       2.02       2.18        1.66        1.63         1.67
 Net investment income after
 expense reimbursement(4)(5)            %     10.93        9.98       9.03       8.79        6.91       11.24        10.33
 Portfolio turnover rate                %       113         113         44        242         484         113          113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of offering of shares.
(7)  The Fund changed its fiscal year end to March 31.

46   Pilgrim High Yield Fund II

FINANCIAL
HIGHLIGHTS                                          PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                           Class A                                    Class B
                                            ---------------------------------------   ---------------------------------------
                                            Five Months       Year        Period      Five Months        Year        Period
                                               Ended         Ended        Ended          Ended          Ended        Ended
                                             March 31,     October 31,  October 31,     March 31,     October 31,  October 31,
                                              2001(4)         2000        1999(1)        2001(4)         2O00        1999(1)
                                              -------         ----        -------        -------         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $       9.24          9.96         10.00           9.23          9.96         10.00
 Income from investment operations:
 Net investment income                  $       0.39          0.85          0.67           0.36          0.78          0.60
 Net realized and unrealized gain
 (loss) on investments                  $       0.12         (0.65)        (0.04)          0.14         (0.66)        (0.05)
 Total from investment operations       $       0.51          0.20          0.63           0.50          0.12          0.55
 Less distributions from:
 Net investment income                  $       0.39          0.86          0.67           0.37          0.79          0.59
 Net realized gains on investments      $         --          0.06            --             --          0.06            --
 Total distributions                    $       0.39          0.92          0.67           0.37          0.85          0.59
 Net asset value, end of period         $       9.36          9.24          9.96           9.36          9.23          9.96
 Total Return(2):                       %       5.61          1.89          6.37           5.43          1.02          5.57
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     33,459        33,220        30,537          5,025         3,702         2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %       1.09          1.04          1.00           1.84          1.79          1.72
 Gross expenses prior to expense
 reimbursement(3)(5)                    %       1.63          2.16          2.32           2.28          2.41          2.64
 Net investment income after
 expense reimbursement(3)(5)            %      10.24          8.75          7.53           9.49          7.99          6.90
 Portfolio turnover rate                %        253           481           756            253           481           756

                                                           Class C
                                            --------------------------------------
                                            Five Months       Year        Period
                                               Ended         Ended        Ended
                                              March 31,    October 31,  October 31,
                                               2001(4)        2000        1999(1)
                                               -------        ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $       9.23          9.96         10.00
 Income from investment operations:
 Net investment income                  $       0.37          0.78          0.62
 Net realized and unrealized gain
 (loss) on investments                  $       0.12         (0.66)        (0.06)
 Total from investment operations       $       0.49          0.12          0.56
 Less distributions from:
 Net investment income                  $       0.36          0.79          0.60
 Net realized gains on investments      $         --          0.06            --
 Total distributions                    $       0.36          0.85          0.60
 Net asset value, end of period         $       9.36          9.23          9.96
 Total Return(2):                       %       5.39          1.02          5.67
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      1,314         1,578           776
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %       1.84          1.79          1.73
 Gross expenses prior to expense
 reimbursement(3)(5)                    %       2.29          2.40          2.66
 Net investment income after
 expense reimbursement(3)(5)            %       9.42          7.98          7.01
 Portfolio turnover rate                %       253            481           756

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim High Yield Bond Fund    47

                                                                       FINANCIAL
PILGRIM MONEY MARKET FUND                                             HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                     Class A                    Class B                   Class C
                                               ----------------------    ----------------------     ---------------------
                                               Nine Months    Period     Nine Months    Period      Nine Months    Period
                                                 Ended        Ended         Ended        Ended        Ended       Ended
                                                March 31,    June 30,     March 31,     June 30,     March 31,    June 30,
                                                 2001(6)      2000(1)      2001(6)      2000(2)       2001(6)     2000(2)
                                                 -------      -------      -------      -------       -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period   $          1.00         1.00         1.00         1.00          1.00        1.00
 Income from investment operations:
 Net investment income*                 $          0.04         0.02         0.03         0.03          0.03        0.02
 Total from investment operations       $          0.04         0.02         0.03         0.03          0.03        0.02
 Less distributions from:
 Net investment income                  $          0.04         0.02         0.03         0.03          0.03        0.02
 Total distributions                               0.04         0.02         0.03         0.03          0.03        0.02
 Net asset value, end of period         $          1.00         1.00         1.00         1.00          1.00        1.00
 Total Return(3):                       %          3.86         3.58         3.34         3.60          3.34        3.58
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $        73,290       75,430       32,117       12,035        27,404       5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)**       %          0.91         0.85         1.64         1.60          1.59        1.60
 Gross expenses prior to expense
 reimbursement/recoupment(4)            %          0.74         2.28         1.50         3.03          1.49        3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)         %          5.23         5.18         4.31         3.96          4.36        3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested.

48   Pilgrim Money Market Fund

FINANCIAL
HIGHLIGHTS                                         ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                            Class A                                  Class B
                                             --------------------------------------    -------------------------------------
                                             Five Months     Year         Period       Five Months      Year        Period
                                                Ended       Ended          Ended          Ended        Ended        Ended
                                              March 31,   October 31,   October 31,      March 31,   October 31,  October 31,
                                               2001(5)       2000         1999(1)         2001(5)       2000        1999(1)
                                               -------       ----         -------         -------       ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $        1.00          1.00         1.00            1.00        1.00          1.00
 Income from investment operations:
 Net investment income                  $        0.02          0.06         0.04            0.02        0.05          0.03
 Total from investment operations       $        0.02          0.06         0.04            0.02        0.05          0.03
 Less distributions from:
 Net investment income                  $        0.02          0.06         0.04            0.02        0.05          0.03
 Total distributions                    $        0.02          0.06         0.04            0.02        0.05          0.03
 Net asset value, end of period         $        1.00          1.00         1.00            1.00        1.00          1.00
 Total Return(3):                       %        2.36          5.70         3.98            2.11        5.03          3.31
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     515,651       440,651      228,124           2,714       2,706         1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                       %        0.77          0.74         0.73            1.41        1.38          1.41
 Gross expenses prior to expense
 reimbursement(4)(6)                    %        1.30          1.42         1.67            1.55        1.67          1.79
 Net investment income (loss) after
 expense reimbursement(4)(6)            %        5.61          5.59         4.59            5.10        4.93          3.85

                                                            Class C                                  Class I
                                             --------------------------------------    --------------------------------------
                                             Five Months     Year         Period       Five Months      Year        Period
                                                Ended       Ended          Ended          Ended        Ended        Ended
                                              March 31,   October 31,   October 31,     March 31,    October 31,  October 31,
                                               2001(5)       2000         1999(1)        2001(6)        2000        1999(2)
                                               -------       ----         -------        -------        ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $        1.00         1.00          1.00            1.00        1.00          1.00
 Income from investment operations:
 Net investment income                  $        0.02         0.05          0.03            0.02        0.06            --
 Total from investment operations       $        0.02         0.05          0.03            0.02        0.06            --
 Less distributions from:
 Net investment income                  $        0.02         0.05          0.03            0.02        0.06            --
 Total distributions                    $        0.02         0.05          0.03            0.02        0.06            --
 Net asset value, end of period         $        1.00         1.00          1.00            1.00        1.00          1.00
 Total Return(3):                       %        2.08         5.03          3.30            2.46        6.19          0.28
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $       2,583        2,035           444          10,816      12,061         1,906
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(6)                    %        1.40         1.39          1.41            0.31        0.28          0.31
 Gross expenses prior to expense
 reimbursement(4)                       %        1.55         1.67          1.78            0.55        0.41          0.59
 Net investment income (loss) after
 expense reimbursement(4)(6)            %        5.00         5.03          3.89            6.08        5.96          5.29

----------
(1)  Commenced operations on December 15, 1998.
(2)  Commenced operations on October 13, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  The Fund changed its fiscal year end to March 31.
(6) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Pilgrim Money Market Fund    49

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE PILGRIM FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034
1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at: U.S. Securities and Exchange Commission Public Reference Section 450 Fifth Street, NW Washington, D.C. 20549-0102 or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim GNMA Income Fund, Inc.      811-2401   Pilgrim Investment Funds, Inc.  811-1939
Pilgrim Funds Trust                 811-8895     Pilgrim High Yield
  Pilgrim National Tax-Exempt Bond             Pilgrim Mutual Funds            811-7428
  Pilgrim Intermediate Bond                      Pilgrim Strategic Income
  Pilgrim High Yield Bond                        Pilgrim High Yield II
  ING Pilgrim Money Market                        Pilgrim Money Market

[LOGO] ING PILGRIM                                          INCPROS080101-080101

                                  ING PILGRIM
                           INSTITUTIONAL CLASS SHARES

                         Supplement dated August 1, 2001
                            to the Class I Prospectus
                               dated June 15, 2001

I.   Updated Financial Information for ING Pilgrim Money Market Fund

1. In the section entitled "ING PILGRIM MONEY MARKET FUND -- HOW THE FUND HAS PERFORMED," the Fund's year-to-date total return as of June 30, 2001 was up 2.60%.

2. The sections entitled "WHAT YOU PAY TO INVEST -- Operating Expenses Paid Each Year by the Fund," and "-- Examples" on Page 14 of the Prospectus are replaced by the disclosure below.

Operating Expenses Paid Each Year by the Fund(1)
(as a % of average net assets)

Class I

                              Distribution                 Total
                              and service                  Fund           Waivers
                Management      (12b-1)        Other     operating          and             Net
Fund                fee          fees        expenses     expenses    Reimbursements(2)   Expense
----                ---          ----        --------     --------    -----------------   -------
Money Market        0.25          --            0.30        0.55           -0.24            0.31

----------
(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates are based on the Fund's actual operating expenses for its most recent complete fiscal year.
(2) ING Pilgrim Investments, LLC ("ING Pilgrim") has entered into a written expense limitation agreement with ING Pilgrim Money Market Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraodinary expenses, subject to possible reimbursement to ING Pilgrim within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year is shown under the heading "Waivers and Reimbursements." The expense limit will continue through at least February 28, 2002.

Examples

The examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class I

Fund               1 year     3 years     5 years     10 years
----               ------     -------     -------     --------
Money Market         32         152         283         666

3. The information under "Financial Highlights -- ING PILGRIM MONEY MARKET FUND," on page 22 of the Prospectus is updated to read as follows:

Financial
Highlights                                         ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

The information in the table below for the five month period ended March 31, 2001 has been audited by PricewaterhouseCoopers LLP, independent accountants and all other information has been audited by Ernst & Young LLP, independent auditors.

                                                                         Class I
                                                        -----------------------------------------
                                                        Five Months
                                                           Ended          Year ended October 31,
                                                         March 31,       ------------------------
                                                           2001          2000             1999(1)
                                                           ----          ----             -------
Operating performance:
 Net asset value per share, beginning of period    $        1.00          1.00              1.00
 From investment operations:
 Net investment income(2)                          $        0.02          0.06              0.00*
 Distributions paid from investment income         $       (0.02)        (0.06)            (0.00)*
 Net asset value per share, end of period          $        1.00          1.00              1.00
Ratios and supplemental data:
 Net assets, end of period (in thousands)          $      10,816        12,061             1,906
 Total investment return(3)                        %        2.46(4)       6.19              0.28(4)
 Ratio to average net assets:
 Net expenses                                      %        0.31(5)       0.28              0.31(5)
 Gross expenses                                    %        0.55(5)       0.41              0.59(5)
 Net investment income                             %        6.08(5)       5.96              5.29(5)

----------
(1)  Class I commenced offering on October 13, 1999.
(2) Per share amount is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any. Total returns would be lower if the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized.
*    Amount represents less than $0.01.

II.  Change in Sub-Adviser for Pilgrim Research Enhanced Index Fund

On May 9, 2001, the Board of Trustees of Pilgrim Mayflower Trust approved the termination of the existing Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. ("J.P. Morgan") for the Pilgrim Research Enhanced Index Fund ("Research Enhanced Index Fund") effective July 31, 2001. The Board of Trustees also approved a new sub-advisory agreement with Aeltus Investment Management, Inc. ("Aeltus"). Proxy statements that provide details were mailed to shareholders on June 6, 2001. A special meeting of shareholders of the Research Enhanced Index Fund was held on July 24, 2001 to consider approval of the new sub-advisory agreement. Shareholders approved the new sub-advisory agreement at the special meeting. Aeltus will become the sub-adviser to the Pilgrim Research Enhanced Index Fund effective August 1, 2001.

Information concerning J.P. Morgan has been deleted from page 20 of the June 15, 2001 Prospectus, and the following text has been inserted under "Management of the Funds -- Sub-Advisers -- Research Enhanced Index Fund":

     Aeltus Investment Management, Inc. ("Aeltus") serves as Sub-Adviser to the Pilgrim Research Enhanced Index Fund. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is a indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING Pilgrim. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of June 30, 2001, Aeltus manages over $41 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

     Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the Pilgrim Research Enhanced Index Fund.

     Mr. Whelan has served as co-manager of the Fund since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities since 1994.

     Mr. Cote has served as co-manager of the Fund since August 1, 2001. At Aeltus, Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

III. Changes in Investment Strategies of Pilgrim Research Enhanced Index Fund

In approving the sub-advisory agreement between ING Pilgrim Investments, LLC and Aeltus, the Board of Trustees of Pilgrim Mayflower Trust considered and approved the methodologies and discipline used by Aeltus in managing enhanced index portfolios. Aeltus will employ different investment strategies in managing the Research Enhanced Index Fund than those employed by J.P. Morgan. The prospectus disclosure on page 4 of the June 15, 2001 Prospectus under "Investment Strategy" has been deleted in its entirety and the following disclosure has been inserted:

     The Fund invests at least 80% of its net assets in stocks included in the Standard & Poor's Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

     In managing the Fund, the portfolio managers attempt to achieve the investment objective by overweighting those stocks in the S&P 500 Index that the portfolio managers believe will outperform the index, and underweighting (or avoiding altogether) those stocks that the portfolio managers believe will underperform the index. In determining stock weightings, the portfolio managers use internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the portfolio managers generally include in the Fund approximately 400 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the portfolio managers expect that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

     The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index options and futures on the S&P 500 Index).

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                  THE DATE OF THIS PROSPECTUS HAS BEEN CHANGED
                       FROM MAY 1, 2001 TO JUNE 15, 2001.

[LOGO]                                                      Prospectus

                                  May 1, 2001

                                  Class I


                                                 INSTITUTIONAL CLASS SHARES

                                                 Pilgrim Research Enhanced Index
                                                 Pilgrim Growth Opportunities
                                                 Pilgrim MidCap Opportunities
                                                 Pilgrim SmallCap Opportunities
                                                 ING Pilgrim Money Market


This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] OBJECTIVE

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy, and risks.

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC] HOW THE FUND HAS PERFORMED

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

Funds At A Glance                                                              2
Pilgrim Research Enhanced Index                                                4
Pilgrim Growth Opportunities                                                   6
Pilgrim MidCap Opportunities                                                   8
Pilgrim SmallCap Opportunities                                                10
ING Pilgrim Money Market                                                      12

What You Pay to Invest                                                        14
Shareholder Guide                                                             15
Management of the Funds                                                       19
Dividends, Distributions and Taxes                                            21
More Information About Risks                                                  22
Financial Highlights                                                          25
Where To Go For More Information                                      Back cover

------
Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

               FUND                                         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------
U.S. Equity    Research Enhanced Index Fund                 Capital appreciation
Funds          Adviser: ING Pilgrim Investments, LLC
               Sub-Adviser: J.P. Morgan
               Investment Management Inc.

               Growth Opportunities Fund                    Long-term growth of capital
               Adviser: ING Pilgrim Investments, LLC

               MidCap Opportunities Fund                    Long-term capital appreciation
               Adviser: ING Pilgrim Investments, LLC

               SmallCap Opportunities Fund                  Capital appreciation
               Adviser: ING Pilgrim Investments, LLC

Income         ING Pilgrim Money Market Fund                A high level of current income as is
Fund           Adviser: ING Pilgrim Investments, LLC        consistent with the preservation of capital
               Sub-Adviser: ING Investment Management LLC   and liquidity and the maintenance of a stable
                                                            $1.00 net asset value per share.

MAIN INVESTMENTS                   MAIN RISKS
---------------------------------------------------------------------------------------------------------
Equity securities of large U.S.              Price volatility and other risks that accompany an investment
companies that make up the S&P 500           in equity securities.
Index

Equity securities of large, medium,          Price volatility and other risks that accompany an investment
and small U.S. companies believed to         in growth-oriented equity securities.
have growth potential

Equity securities of medium-sized U.S.       Price volatility and other risks that accompany an investment
companies believed to have growth            in equity securities of growth-oriented and medium-sized
potential                                    companies. Particularly sensitive to price swings during
                                             periods of economic uncertainty.

Equity securities of small-sized U.S.        Price volatility and other risks that accompany an investment
companies believed to have growth            in equity securities of growth-oriented and small-sized
potential                                    companies. Particularly sensitive to price swings during
                                             periods of economic uncertainty.

A diversified portfolio of high              The Fund's yield will vary. There can be no assurance that the
quality, U.S. dollar-denominated             Fund will be able to maintain a stable net asset value of $1.00
short-term debt securities which are         per share.
determined by the Sub-Adviser to
present minimal credit risks.

                                               Adviser
                                               ING Pilgrim Investments, LLC
                                               Sub-Adviser
PILGRIM RESEARCH ENHANCED INDEX FUND           J.P. Morgan Investment Management
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in large companies that make up the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Fund. Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Fund's assets are invested so that the Fund's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.

By owning a large number of stocks within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500 Index. It may also invest in other common stocks not included in the S&P 500 Index. The Fund may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to options on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

4    Pilgrim Research Enhanced Index Fund

                                            PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.99   -11.83

Best and worst quarterly performance during this period:
4th quarter 1999 : up 12.47%
4th quarter 2000: down 8.40%

The Fund's year-to-date total return as of March 31, 2001 was down 11.97%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns

                                               S&P
                                               500
                                Class I      Index(2)
                                -------      --------
One year, ended
December 31, 2000      %        -11.83        -9.11

Since inception(3)     %          2.42         4.89

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.
(3)  The class commenced operations on December 30, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Pilgrim Research Enhanced Index Fund    5

                                                    Adviser
PILGRIM GROWTH OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term growth of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager believes have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

6    Pilgrim Growth Opportunities Fund

                                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         24.06   93.86  -18.74

Best and worst quarterly performance during this period:
4th quarter 1999: up 39.11%
4th quarter 2000: down 24.29%

The Fund's year-to-date total return as of March 31, 2001 was down 31.25%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns

                                               S&P
                                               500
                                Class I      Index(2)
                              -----------   ---------
One year, ended
December 31, 2000      %        -18.74        -9.11

Since Inception(3)     %         26.62        17.67

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.
(3)  The class commenced operations on March 31, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim Growth Opportunities Fund    7

                                                    Adviser
PILGRIM MIDCAP OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its total assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of March 31, 2001, the market capitalization of companies in the S&P MidCap 400 Index ranged from $220 million to $8.6 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

8    Pilgrim MidCap Opportunities Fund

                                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 103.19   0.08

Best and worst quarterly performance during this period:
4th quarter 1999: up 45.04%
4th quarter 2000: down 19.25%

The Fund's year-to-date total return as of March 31, 2001 was down 29.96%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.

Average Annual Total Returns

                                              S&P
                                           MidCap 400
                               Class I      Index(2)
                               -------      --------
One year, ended
December 31, 2000      %         0.08         17.51

Since Inception(3)     %        50.66         31.35

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(3)  The class commenced operations on August 20, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim MidCap Opportunities Fund    9

                                                    Adviser
PILGRIM SMALLCAP OPPORTUNITIES FUND                 ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes. The market capitalization of companies held by the Fund as of March 31, 2001 ranged from $82 million to $8.9 billion.

The portfolio manager uses a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The Fund was closed to new investors effective February 29, 2000. Investors who were shareholders of the Fund on that day may continue to buy shares into accounts existing on that day. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

10   Pilgrim SmallCap Opportunities Fund

                                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         -5.21

Best and worst quarterly performance during this period:

1st quarter 2000: up 15.82%

4th quarter 2000: down 17.45%

The Fund's year-to-date total return as of March 31, 2001 was down 29.47%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns

                                            Russell
                                              2000
                               Class I      Index(2)
                               -------      --------
One year, ended
December 31, 2000      %        -5.21         -3.02

Since inception(3)     %        57.81         13.26

----------
(1)  These figures are as of December 31, 2000.
(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(3)  The class commenced operations on April 1, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim SmallCap Opportunities Fund   11

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
ING PILGRIM MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund operates as a diversified fund and invests in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund invests in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating and variable rate obligations, and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements. The four steps are:

*    First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the oligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

Risks of Foreign Investments -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

12   ING Pilgrim Money Market Fund

                                                   ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          6.34

Best and worst quarterly performance during this period:

3rd quarter 2000: 1.64%

1st quarter 2000: 1.42%

The Fund's year-to-date total return as of March 31, 2001 was up 1.38%.

The following performance table discloses the Fund's average annual return

Average Annual Total Returns

                                     Class I
                                     -------
One year ended
December 31, 2000             %       6.34

Since inception(2)            %       6.19

The Fund's seven-day yield as of December 31, 2000 for the Class I shares was 6.32%. The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yield as of December 31, 2000 for the Class I shares was 6.52%. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 1-800-992-0180.

----------
(1)  These figures are as of December 31, 2000.
(2)  The class commenced operations on October 13, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Pilgrim Money Market Fund   13

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly

                                                    Class I
                                                    -------
Maximum sales charge on your investment
 (as a % of offering price)                           none
Maximum deferred sales charge
 (as a % of purchase or sales price,
 whichever is less)                                   none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class I

                                          Distribution                 Total
                                           and service                 Fund           Waivers
                            Management       (12b-1)      Other      operating          and              Net
Fund                            fee           fees       expenses     expenses    Reimbursements(2)    Expense
----                            ---           ----       --------     --------    -----------------    -------
Research Enhanced Index        0.70%           --          0.37         1.07              --             1.07
Growth Opportunities           0.95            --          0.21         1.16              --             1.16
MidCap Opportunities           1.00            --          0.36         1.36              --             1.36
SmallCap Opportunities         1.00            --          0.15         1.15              --             1.15
Money Market                   0.25            --          0.16         0.41           -0.13             0.28

----------
(1) These tables show the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year.

(2) ING Pilgrim Investments, LLC ("ING Pilgrim") has entered into a written expense limitation agreement with ING Pilgrim Money Market Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraodinary expenses, subject to possible reimbursement to ING Pilgrim within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year is shown under the heading "Waivers and Reimbursements". The expense limit will continue through at least February 28, 2002.

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class I

Fund                              1 year      3 years      5 years      10 years
----                              ------      -------      -------      --------
Research Enhanced Index             109         340          590          1,306
Growth Opportunities                118         368          638          1,409
MidCap Opportunities                138         431          745          1,635
SmallCap Opportunities              117         365          633          1,398
Money Market                         29         119          217            505

14   What You Pay to Invest

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

* The minimum initial investment for Class I Shares is $1,000,000. Class I Shares are only available to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) retirement plans affiliated with ING Group; and (iii) ING Group and its affiliates for purposes of corporate cash management.

* The minimum amount of each Class I investment after your first one is $100,000.

* We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certified shares can't be sold or exchanged by telephone.

*    We have the right to refuse a request to buy shares.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

                                 Initial                     Additional
    Method                     Investment                    Investment
    ------                     ----------                    ----------

By Contacting            An investment                  Visit or consult an
Your                     professional with an           investment
Investment               authorized firm                professional.
Professional             can help you establish
                         and maintain your
                         account.

By Mail                  Visit or consult an            Fill out the Account
                         investment professional.       Additions form
                         Make your check payable        included on the bottom
                         to the Pilgrim Funds and       of your account
                         mail it, along with a          statement along with
                         completed Application.         your check payable to
                         Please indicate your           the Fund and mail
                         investment professional        them to the address on
                         on the New Account             the account statement.
                         Application                    Remember to write
                                                        your account number
                                                        on the check.

By Wire                  Call the ING Pilgrim           Wire the funds in the
                         Operations Department          same manner described
                         at (800) 336-3436 to           under "Initial
                         obtain an account              Investment."
                         number and indicate
                         your investment
                         professional on the
                         account.

                         Instruct your bank to
                         wire funds to the Fund
                         in the care of:

                         State Street Bank and
                         Trust Company
                         ABA #101003621
                         Kansas City, MO
                         credit to:______________
                         (the Fund)
                         A/C #751-8315; for
                         further credit
                         to:_________________
                         Shareholder
                         A/C #________________
                         (A/C # you received
                         over the telephone)
                         Shareholder Name:
                         _____________________
                         (Your Name Here)

                         After wiring funds you
                         must complete the
                         Account Application
                         and send it to:

                         Pilgrim Funds
                         P.O. Box 219368
                         Kansas City, MO
                         64121-6368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   15

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right:

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        Method                                 Procedures
        ------                                 ----------
By Contacting Your           You may redeem by contacting your investment
Investment Professional      professional. Investment professionals may charge
                             for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                             Pilgrim Funds
                             P.O. Box 219368
                             Kansas City, MO 64121-6368

                             If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --              You may redeem shares by telephone on all accounts
Expedited Redemption         other than retirement accounts, unless you check
                             the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                             To redeem by telephone, call the Shareholder
                             Servicing Agent at (800) 992-0180.

                             Receiving Proceeds By Check:

                             You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                             Receiving Proceeds By Wire:

                             You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

16   Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class I of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's net asset value can be maintained at $1.00 per share.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   17

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

Privacy Policy

You may review the Fund's policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

18   Shareholder Guide

                                                                    MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim has overall responsibility for management of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of March 31, 2001, ING Pilgrim managed over $17.8 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

Fund                          Advisory Fee
----                          ------------
Research Enhanced Index           0.70%
Growth Opportunities              0.95
MidCap Opportunities              1.00
SmallCap Opportunities            1.00
Money Market                      0.25

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

Growth Opportunities Fund and MidCap Opportunities Fund.

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund and MidCap Opportunities Fund.

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

SmallCap Opportunities Fund

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Management of the Funds   19

MANAGEMENT
OF THE FUNDS                                                        SUB-ADVISERS
--------------------------------------------------------------------------------

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. Each Sub-Adviser is among the most respected institutional investment advisers in the world, and has been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

Research Enhanced Index Fund

J.P. Morgan Investment Management Inc.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Pilgrim Research Enhanced Index Fund. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $350 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the Pilgrim Research Enhanced Index Fund.

Ms. Buziak has co-managed the Pilgrim Research Enhanced Index Fund since April 1999. At J.P. Morgan, she serves as a Portfolio Manager and Member of the Structured Equity Group.

Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

Mr. Devlin has co-managed the Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.

Mr. Kroll has co-managed the Pilgrim Research Enhanced Index Fund since March 2000. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Kroll has over 20 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co.

ING Pilgrim Money Market Fund

ING Investment Management LLC

ING Investment Management LLC ("IIM") serves as Sub-Adviser to the ING Pilgrim Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of September 30, 2000, were valued at $29.67 billion. IIM also advises other registered investment companies.

Ms. Jennifer J. Thompson, CFA leads a team of three investment professionals in managing the ING Pilgrim Money Market Fund. Ms. Thompson has been employed by IIM as an investment professional since 1998 and has seven years of investment experience.

20   Management of the Funds

                                                                   DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                    AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds (other than Money Market Fund) distribute most or all of their net earnings and net capital gains to shareholders annually in the form of dividends. The Money Market Fund declares dividends daily and pays dividends monthly. The Fund distributes net capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I Shares of a Fund invested in another Pilgrim Fund which offers the Class.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Dividends, Distributions and Taxes   21

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser or sub-adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Inability to Sell Securities (All Funds except Research Enhanced Index and Money Market Fund). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. Government Securities (Money Market Fund). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (MidCap Opportunities and SmallCap Opportunities Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Money Market Fund). The Fund, except as limited in the Statement of Additional Information, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Restricted and Illiquid Securities (All Funds). Each Fund may invest in restricted and illiquid securities, except as limited in the Statement of Additional Information. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities (Money Market Fund). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Asset-Backed Securities (Money Market Fund). Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities often do not contain the benefit of a complete security interest in the related collateral. The risks associated with asset-backed securities may be reduced by the addition of credit enhancements such as a bank letter of credit or a third-party guarantee.

22   More Information About Risks

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Derivatives (Research Enhanced Index Fund). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Temporary Defensive Strategies (All Funds except Money Market Fund). When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Portfolio Turnover (All Funds except Research Enhanced Index Fund). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Lending Portfolio Securities. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   23

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

24   More Information About Risks

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditor, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Financial Highlights   25

                                                                       Financial
PILGRIM RESEARCH ENHANCED INDEX FUND                                  Highlights
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                          Class I
                                                                    Year ended October 31,
                                                                   -----------------------
                                                                     2000          1999(1)
                                                                   -------         -------
Operating performance:
 Net asset value at the beginning of the period           $          11.17           10.00
 Net investment income                                    $           0.04            0.06
 Net realized and unrealized gain on investments          $           0.19            1.11
 Total from investment operations                         $           0.23            1.17
 Distributions from net realized gain                     $          (0.15)             --
 Net asset value at the end of the period                 $          11.25           11.17
 Total investment return(2)                               %           2.00           11.70

Ratios and supplemental data:
 Net assets at the end of the period ($000s)              $         28,473          27,927
 Ratio of net expenses to average net assets after
 expense reimbursement                                    %           1.07            0.98 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                                    %           1.07            1.23 (3)
 Ratio of net investment income to average net assets     %           0.34            0.62 (3)
 Portfolio turnover rate                                  %             57              26

----------
(1)  Class I commenced operations on December 30, 1998.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

26   Pilgrim Research Enhanced Index Fund

Financial
Highlights                                     PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                                     Class I
                                                                              Year ended December 31,
                                                                    ------------------------------------------
                                                                    2000        1999        1998       1997(1)
                                                                    ----        ----        ----       -------
Operating performance:
 Net asset value at the beginning of the period         $           33.76       26.28       21.36       17.90
 Net investment income (loss)                           $           (0.15)      (0.17)      (0.05)       0.01
 Net realized and unrealized gain on investments        $           (6.07)      20.49        5.18        4.30
 Total from investment operations                       $           (6.22)      20.32        5.13        4.31
 Dividends from net realized gain                       $           (1.49)     (12.84)      (0.21)      (0.85)
 Total distributions                                    $           (1.49)     (12.84)      (0.21)      (0.85)
 Net asset value at the end of the period               $           26.05       33.76       26.28       21.36
 Total investment return(2)                             %          (18.74)      93.86       24.06       24.29

Ratios and supplemental data:
 Net assets at the end of the period ($000s)            $         108,005     132,953      83,233     113,529
 Ratio of expenses to average net assets after
 reinbursement                                          %            1.16        1.00        1.00        1.02 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                                  %            1.16        1.00        1.00        1.02 (3)
 Ratio of net investment income (loss) to average net
 assets                                                 %           (0.56)      (0.61)      (0.13)       0.08 (3)
 Portfolio turnover rate                                %             326         286          98          32

----------
(1)  Class I commenced operations on March 31, 1997.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim Growth Opportunities Fund   27

                                                                       Financial
PILGRIM MIDCAP OPPORTUNITIES FUND                                     Highlights
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                               Class I
                                                                         Year ended December 31,
                                                                    ----------------------------------
                                                                    2000          1999         1998(1)
                                                                    ----          ----         -------
Per Share Operating Performance
 Net asset value, beginning of period                     $         21.34         12.99         10.00
 Net investment loss                                      $         (0.13)        (0.15)        (0.02)
 Net realized and unrealized gain on investments          $          0.23         12.09          3.01
 Total from investment operations                         $          0.10         11.94          2.99
 Distributions from net realized gain                     $         (2.18)        (3.59)           --
 Total distributions                                      $         (2.18)        (3.59)           --
 Net asset value, end of period                           $         19.26         21.34         12.99
 Total return(2):                                         %          0.08        103.19         29.90

Ratios and supplemental data:
 Net assets, end of period (000s)                         $        68,006        67,954        33,441
 Ratio of expenses to average net assets after
 reimbursement(3)                                         %          1.36          1.41          1.50
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                 %          1.36          1.41          2.01
 Ratio of net investment loss to average net assets(3)    %         (0.66)        (1.04)        (0.70)
 Portfolio turnover                                       %           188           201            61

----------
(1)  Fund commenced operations on August 20, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

28   Pilgrim MidCap Opportunities Fund

Financial
Highlights                                   PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                        Class I
                                                                 Year ended December 31,
                                                               --------------------------
                                                               2000              1999(1)
                                                               ----              -------
Operating performance:
 Net asset value at the beginning of the period      $         59.54              31.78
 Net investment loss                                 $         (1.00)             (0.08)
 Net realized and unrealized gain on investments     $         (2.17)             35.40
 Total from investment operations                    $         (3.17)             35.32
 Distributions from net realized gain                $         (8.90)             (7.56)
 Total Distributions                                 $         (8.90)             (7.56)
 Net asset value at the end of the period            $         47.47              59.54
 Total investment return(2)                          %         (5.21)            126.05

Ratios and supplemental data:
 Net assets at the end of the period ($000s)         $            --                 --
 Ratio of expenses to average net assets after
 reimbursement                                       %          1.15               0.47 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                               %          1.15               0.47 (3)
 Ratio of net investment loss to average
 net assets                                          %         (0.75)             (0.35)(3)
 Portfolio turnover rate                             %           134                223

----------
(1)  Class I commenced operations on April 1, 1999.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim SmallCap Opportunities Fund   29

                                                                       Financial
ING PILGRIM MONEY MARKET FUND                                         Highlights
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                                        Class I
                                                                 Year ended October 31,
                                                                ------------------------
                                                                2000             1999(1)
                                                                ----             -------
Operating performance:
 Net asset value per share, beginning of period     $            1.00             1.00
 From investment operations:
 Net investment income(2)                           $            0.06             0.00*
 Distributions paid from investment income          $           (0.06)           (0.00)*
 Net asset value per share, end of period           $            1.00             1.00

Ratios and supplemental data:
 Net assets, end of period (in thousands)           $          12,061            1,906
 Total investment return(3)                         %            6.19             0.28 (4)
 Ratio to average net assets:
 Net expenses                                       %            0.28             0.31 (5)
 Gross expenses                                     %            0.41             0.59 (5)
 Net investment income                              %            5.96             5.29 (5)

----------
(1)  Class I commenced offering on October 13, 1999.
(2) Per share amount is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any. Total returns would be lower if the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized.
 *   Amount represents less than $0.01.

30   ING Pilgrim Money Market Fund

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street NW
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Growth Opportunities Fund            811-4431
Pilgrim Equity Trust                         811-8817
  Pilgrim MidCap Opportunities Fund
Pilgrim Mayflower Trust                      811-7978
  Pilgrim Research Enhanced Index Fund
Pilgrim SmallCap Opportunities Fund          811-4434
Pilgrim Funds Trust                          811-8895
  ING Pilgrim Money Market Fund

IPROS050101-050101

                       STATEMENT OF ADDITIONAL INFORMATION


                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                                 August 1, 2001


                         PILGRIM INVESTMENT FUNDS, INC.
                             Pilgrim High Yield Fund


                         PILGRIM GNMA INCOME FUND, INC.
                            Pilgrim GNMA Income Fund


                              PILGRIM MUTUAL FUNDS
                           Pilgrim High Yield Fund II
                          Pilgrim Strategic Income Fund
                            Pilgrim Money Market Fund


                          LEXINGTON MONEY MARKET TRUST
                          Lexington Money Market Trust


                               PILGRIM FUNDS TRUST
                      Pilgrim National Tax-Exempt Bond Fund
                         Pilgrim Intermediate Bond Fund
                          Pilgrim High Yield Bond Fund
                          ING Pilgrim Money Market Fund


     This Statement of Additional Information ("SAI") relates to each series (each a "Fund" and collectively the "Pilgrim Funds") of each Registrant (each a "Company" and collectively the "Companies") listed above. A Prospectus for the Pilgrim Funds, dated August 1, 2001, which provides the basic information you should know before investing in the Pilgrim Funds, may be obtained without charge from the Pilgrim Funds or the Pilgrim Funds' Principal Underwriter, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities" or the "Distributor"), at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectus, dated August 1, 2001, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Pilgrim Funds' Annual Reports dated March 31, 2001. Copies of the Pilgrim Funds' Prospectus and Annual Reports may be obtained without charge by contacting the Pilgrim Funds at the address and phone number written above.

                                TABLE OF CONTENTS

HISTORY OF THE REGISTRANTS..................................................   1

MANAGEMENT OF THE PILGRIM INCOME FUNDS......................................   3

EXPENSE LIMITATION AGREEMENTS...............................................  16

RULE 12b-1 PLANS............................................................  19

CODE OF ETHICS..............................................................  22

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS.....................................  22

INVESTMENT RESTRICTIONS.....................................................  62

PORTFOLIO TRANSACTIONS......................................................  69

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................  72

DETERMINATION OF SHARE PRICE................................................  78

SHAREHOLDER INFORMATION.....................................................  81

SHAREHOLDER SERVICES AND PRIVILEGES.........................................  81

DISTRIBUTIONS...............................................................  84

TAX CONSIDERATIONS..........................................................  84

GENERAL INFORMATION.........................................................  95

FINANCIAL STATEMENTS........................................................  96

                           HISTORY OF THE REGISTRANTS

PILGRIM INVESTMENT FUNDS, INC.

     Pilgrim Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end, diversified management investment company. Investment Funds was organized in July 1969. The Company currently consists of two separate diversified investment funds: Pilgrim MagnaCap Fund ("MagnaCap Fund") and Pilgrim High Yield Fund ("High Yield Fund").

     On August 18, 1989, shareholders of the High Yield Fund approved a proposal to reorganize the High Yield Fund from a New York common law trust to a series of Pilgrim High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series ("PSIS"), and the High Yield Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize High Yield Fund from a series of PSIS to a series of Investment Funds, in connection with the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Pilgrim America Capital Corporation (formerly Express America Holdings Corporation). This reorganization, while having no ramifications with respect to the investment objectives, policies, or restrictions of the High Yield Fund, did result in a change of adviser and distributor.

     On July 14, 1995, the name of Investments Funds' was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund," and High Yield Fund's name was changed from "Pilgrim High Yield Fund" to "Pilgrim America High Yield Fund." On November 16, 1998, the name of the Company became "Pilgrim Investment Funds, Inc.," the name of MagnaCap Fund became "Pilgrim MagnaCap Fund," and the name of High Yield Fund became "Pilgrim High Yield Fund."

PILGRIM GNMA INCOME FUND, INC.

     Pilgrim GNMA Income Fund, Inc. ("GNMA Income Fund") is a Maryland corporation registered as an open-end, diversified management investment company. GNMA Income Fund was organized on August 15, 1973 under the name of Lexington Income Fund, Inc. The name of the Fund was changed on December 22, 1980, from Lexington Income Fund, Inc. to Lexington GNMA Income Fund, Inc., and on July 26, 2000, from Lexington GNMA Income Fund, Inc. to Pilgrim GNMA Income Fund, Inc.

PILGRIM MUTUAL FUNDS

     Pilgrim Mutual Funds is a Delaware business trust registered as an open-end, diversified management investment company. Pilgrim Mutual Funds was organized in 1992. Prior to a reorganization of Pilgrim Mutual Funds, which became effective on July 24, 1998 (the "Reorganization"), Pilgrim Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust. The Reorganization eliminated this two-tiered "master-feeder" structure. The Company currently consists of three separate diversified investment funds: Pilgrim High Yield Fund II ("High Yield Fund II"), Pilgrim Strategic Income Fund ("Strategic Income Fund") and Pilgrim Money Market Fund ("Pilgrim Money Market Fund").

     On  March  15,   1999,   the  name  of  the  Company   was   changed   from
"Nicholas-Applegate Mutual Funds," and the name of each series (except Pilgrim Money Market Fund, which is a new fund) was changed as follows:

OLD NAME                                                     NEW NAME
--------                                                     --------
Nicholas-Applegate International Core Growth Fund            Pilgrim International Core Growth Fund
Nicholas-Applegate Worldwide Growth Fund                     Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap Growth Fund       Pilgrim International SmallCap Growth Fund
Nicholas-Applegate Emerging Countries Fund                   Pilgrim Emerging Countries Fund
Nicholas-Applegate Large Cap Growth Fund                     Pilgrim Large Cap Growth Fund
Nicholas-Applegate Mid Cap Growth Fund                       Pilgrim MidCap Growth Fund
Nicholas-Applegate Small Cap Growth Fund                     Pilgrim SmallCap Growth Fund
Nicholas-Applegate Convertible Fund                          Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund                      Pilgrim Balanced Fund
Nicholas-Applegate High Yield Bond Fund                      Pilgrim High Yield Fund II
Nicholas-Applegate High Quality Bond Fund                    Pilgrim High Quality Bond Fund

     On May 24, 1999, the names of the following Funds were changed as follows:

OLD NAME                                                     NEW NAME
--------                                                     --------
Pilgrim International Small Cap Growth Fund                  Pilgrim International SmallCap Growth Fund
Pilgrim Large Cap Growth Fund                                Pilgrim LargeCap Growth Fund
Pilgrim Mid Cap Growth Fund                                  Pilgrim MidCap Growth Fund
Pilgrim Small Cap Growth Fund                                Pilgrim SmallCap Growth Fund
Pilgrim High Quality Bond Fund                               Pilgrim Strategic Income Fund

LEXINGTON MONEY MARKET TRUST

     Lexington Money Market Trust is a Massachusetts business trust registered as an open-end, diversified management investment company. Lexington Money Market Trust organized on June 30, 1977 under the name of Banner Redi-Resources Trust. The name of the Fund was changed on March 2, 1979 from Banner Redi-Resources Trust to "Lexington Money Market Trust."

PILGRIM FUNDS TRUST

     Pilgrim Funds Trust is a Delaware business trust registered as an open-end, diversified management investment company. Pilgrim Funds Trust was established under a Trust Instrument dated July 30, 1998 and currently consists of twelve separately managed portfolios, all but six of which are discussed in this SAI. Each portfolio other than ING Pilgrim Money Market Fund (formerly, ING Money Market Fund) is comprised of three different classes of shares -- Class A
Shares, Class B Shares and Class C Shares. ING Pilgrim Money Market Fund is comprised of four different classes of shares -- Class A Shares, Class B Shares, Class C Shares and Class I Shares. Currently, Class I Shares are only offered by ING Pilgrim Money Market Fund. Class X Shares are no longer offered.

     On February 28, 2001, the name of the Trust was changed to Pilgrim Funds Trust. The names of each of the following Funds were changed as follows:

OLD NAME                                                     NEW NAME
--------                                                     --------
ING Tax Efficient Equity Fund                                Pilgrim Tax Efficient Equity Fund
ING Global Information Technology Fund                       Pilgrim Global Information Technology Fund
ING Global Communications Fund                               Pilgrim Global Communications Fund
ING Global Real Estate Fund                                  Pilgrim Global Real Estate Fund
ING Internet Fund                                            Pilgrim Internet Fund
ING Internet Fund II                                         Pilgrim Internet Fund II
ING Intermediate Bond Fund                                   Pilgrim Intermediate Bond Fund
ING High Yield Bond Fund                                     Pilgrim High Yield Bond Fund
ING National Tax-Exempt Bond Fund                            Pilgrim National Tax-Exempt Bond Fund
ING European Equity Fund                                     Pilgrim European Equity Fund
ING National Tax-Exempt Pilgrim Money Market Fund            Pilgrim National Tax-Exempt Pilgrim Money Market Fund
ING Money Market Fund                                        ING Pilgrim Money Market Fund

                     MANAGEMENT OF THE PILGRIM INCOME FUNDS

BOARD OF DIRECTORS

     Each Company is managed by its Board of Directors/Trustees ("Board of Directors" and "Board of Trustees" are used interchangeably in this SAI). The Directors/Trustees ("Directors" and "Trustees" are used interchangeably) and officers of the Companies are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Companies, or the Companies' Investment Adviser, ING Pilgrim Investments, LLC ("ING Pilgrim Investments" or "Investment Adviser"). Unless otherwise noted, the mailing address of the Directors and officers is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the activities of each Fund, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

     Set forth below is information regarding the Directors of the Pilgrim Funds. (Ms. Baldwin is not a Director of the Pilgrim Funds, but rather serves as a member of their Advisory Board.)

Mary A. Baldwin, Ph.D. (Age 62) Advisory Board Member. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic
Committee (November 1992 - November 1996). Ms. Baldwin is a member of the Advisory Board of each of the Pilgrim Funds managed by the Investment Adviser.

Paul S. Doherty. (Age 67) Director. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Alan L. Gosule. (Age 61) Director. Partner, Clifford Chance Rogers & Wells, LLP (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc, Simpson Housing Limited Partnership, Home Properties of New York, Inc., and Colonnade Partners. Mr. Gosule is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Walter H. May. (Age 65) Director. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc. Mr. May is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

*Thomas J. McInerney. (Age 44) Director. General Manager and Chief Executive Officer of ING U.S. Worksite Financial Services (since December 2000). Mr. McInerney was formerly President of Aetna Financial Services (August 1997 - December 2000), head of National Accounts and Core Sales and Marketing for Aetna U.S. Healthcare (April 1996 - March 1997), head of Corporate Strategies for Aetna Inc. (July 1995 - April 1996), and held a variety of line and corporate staff positions since 1978. Mr. McInerney is a member of the Board National Commission on Retirement Policy, the Governor's Council on Economics Competitiveness and Technology of Connecticut, the Board of Directors of the Connecticut Business & Industry Association, the Board of Trustees of The Bushnell, the Board for The Connecticut Forum, the Board of the MetroHartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government. Mr. McInerney is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Jock Patton. (Age 56) Director. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January
1999). Mr. Patton is also a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998), and President and co-owner of
StockVal, Inc. (April 1993 - June 1997). Mr. Patton is also a Director of the Pilgrim Funds managed by the Investment Adviser.

David W.C. Putnam. (Age 62) Director. President and Director of F.L. Putnam Securities Company, Inc. and affiliates. Mr. Putnam is a Director of Anchor Investment Trusts, the Principled Equity Market Trust, and Progressive Capital Accumulation Trust. Mr. Putnam was formerly a Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

Blaine E. Rieke. (Age 67) Director. General Partner of Huntington Partners (1997
- present). Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973 - 1996). Mr. Rieke is currently the Chairman of the Board and a Trustee of each of the Pilgrim Funds. Mr. Rieke is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

*John G. Turner. (Age 62) Chairman. Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (since 1993); Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (since 1995); Chairman of Northern Life Insurance Company (since 1992); Chairman and Director of the Northstar affiliated investment companies (since October 1993). Mr. Turner was formerly a Director of Northstar Investment Management Corporation and affiliates (1993-1999);
President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991) and President and Chief Operating Officer of ReliaStar Life Insurance Company (1986 - 1991). Mr. Turner is also Chairman of each of the Pilgrim Funds managed by the Investment Adviser.

Richard  A.  Wedemeyer.  (Age  64)  Director.  Vice  President  of  The  Channel
Corporation (1996 - present). Mr. Wedemeyer was formerly Vice President of Performance Advantage, Inc. (1992 - 1996), and Vice President, Operations and Administration, of Jim Henson Productions (1979 - 1997). Mr. Wedemeyer is also a Director of each of the Pilgrim Funds managed by the Investment Adviser.

COMPENSATION OF DIRECTORS

     Each Fund pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead Directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund's average net assets as a percentage of the average net assets of all of the funds in the Pilgrim Fund complex managed by the Investment Adviser for which the Directors serve in common as Directors (and, in the case of Mary A. Baldwin, the funds in the Pilgrim Fund complex for which she serves as a member of the Advisory Board). Messrs. Chadha and McCosh, as Advisory Board Members to the Lexington International Funds receive $15,000 annually, plus reasonable travel expenses.

     The following table sets forth information regarding compensation of Directors by each Company and other Funds managed by the Investment Adviser for the year ended December 31, 2000. Officers of the Companies and Directors who are interested persons of the Companies do not receive any compensation from the Pilgrim Funds or any other funds managed by the Investment Adviser. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Directors served during that fiscal year.

                               COMPENSATION TABLE

                                                                                              PENSION OR                  TOTAL
                         AGGREGATE                                 AGGREGATE     AGGREGATE    RETIREMENT               COMPENSATION
                        COMPENSATION   AGGREGATE     AGGREGATE    COMPENSATION  COMPENSATION   BENEFITS    ESTIMATED       FROM
                           FROM       COMPENSATION  COMPENSATION     FROM          FROM        ACCRUED      ANNUAL    REGISTRANT AND
                         PILGRIM       FROM GNMA       FROM        LEXINGTON      PILGRIM      AS PART     BENEFITS    FUND COMPLEX
       NAME OF            MUTUAL        INCOME      INVESTMENT    MONEY MARKET     FUNDS       OF FUND       UPON          PAID
   PERSON, POSITION      FUNDS(1)       FUND(1)        FUNDS         TRUST        TRUST(3)    EXPENSES    RETIREMENT   TO DIRECTORS
   ----------------      --------       -------        -----         -----        --------    --------    ----------   ------------
Mary A. Baldwin(3)       $15,342           N/A        $2,453           N/A            N/A        N/A          N/A       (27 Boards)
Advisory Board Member                                                                                                     $60,500

Al Burton(4)(5)(8)       $17,031        $1,669        $2,723          $288            N/A        N/A          N/A       (27 Boards)
Director                                                                                                                  $22,298

S.M.S. Chadha (7)(12)        N/A        $6,395           N/A        $1,105            N/A        N/A          N/A       (15 Boards)
Advisory Board Member                                                                                                          $0

Robert M
DeMichele(6)(7)(13)          N/A            $0           N/A            $0            N/A        N/A          N/A       (15 Boards)
                                                                                                                          $54,000

Paul S. Doherty          $15,201        $1,490        $2,431          $257            N/A        N/A          N/A       (27 Boards)
(4)(5) Director                                                                                                           $17,298

Beverly C. Duer(7)           N/A        $4,961           N/A          $857            N/A        N/A          N/A       (15 Boards)
                                                                                                                          $11,798

Barbara R. Evans(7)          N/A        $3,384           N/A          $584            N/A        N/A          N/A       (15 Boards)
                                                                                                                          $60,000
Robert B.
Goode,Jr.(4)(5)(8)       $18,890        $1,655        $2,701          $286            N/A        N/A          N/A       (27 Boards)
Director                                                                                                                  $60,000

Alan S. Gosule (4)(5)    $16,890           $31        $2,701          $286            N/A        N/A          N/A       (27 Boards)
Director                                                                                                                  $22,512

Joseph N. Hankin(9)          N/A           N/A           N/A           N/A        $22,512        N/A          N/A       (2 boards)
                                                                                                                               $0

Richard M.
Hisey(7)(13)                 N/A            $0           N/A            $0            N/A        N/A          N/A       (8 Boards)

Mark L. Lipson                $0           N/A            $0           N/A            N/A        N/A          N/A              $0
Director(4)(8)(13)                                                                                                        $19,298


Jerard F. Maher(7)           N/A        $5,535           N/A          $956            N/A        N/A          N/A       (15 Boards)
                                                                                                                          $59,000

Walter H. May (4)(5)     $16,608           $31        $2,656          $281            N/A        N/A          N/A       (27 Boards)
                                                                                                                          $22,298

Andrew M. McCosh(12)         N/A        $6,395           N/A        $1,105            N/A        N/A          N/A       (15 Boards)

Thomas J.
McInerney(11)(13)            N/A           N/A           N/A           N/A            N/A        N/A          N/A             N/A
                                                                                                                          $20,236

                                                                                              PENSION OR                  TOTAL
                         AGGREGATE                                 AGGREGATE     AGGREGATE    RETIREMENT               COMPENSATION
                        COMPENSATION   AGGREGATE     AGGREGATE    COMPENSATION  COMPENSATION   BENEFITS    ESTIMATED       FROM
                           FROM       COMPENSATION  COMPENSATION     FROM          FROM        ACCRUED      ANNUAL    REGISTRANT AND
                         PILGRIM       FROM GNMA       FROM        LEXINGTON      PILGRIM      AS PART     BENEFITS    FUND COMPLEX
       NAME OF            MUTUAL        INCOME      INVESTMENT    MONEY MARKET     FUNDS       OF FUND       UPON          PAID
   PERSON, POSITION      FUNDS(1)       FUND(1)        FUNDS         TRUST        TRUST(3)    EXPENSES    RETIREMENT   TO DIRECTORS
   ----------------      --------       -------        -----         -----        --------    --------    ----------   ------------
Donald B. Miller(7)          N/A        $5,804           N/A        $1,002            N/A        N/A          N/A       (15 Boards)
                                                                                                                          $16,800

Francis Olmstead(6)          N/A        $4,818           N/A          $832            N/A        N/A          N/A            (N/A)
                                                                                                                          $61,000

Jock Patton (4)(5)       $17,172           $32        $2,690          $291            N/A        N/A          N/A       (27 Boards)
Director

John J. Pileggi(9)           N/A           N/A           N/A           N/A            N/A        N/A          N/A             N/A
                                                                                                                               $0

John G. Preston(13)          N/A            $0           N/A            $0            N/A        N/A          N/A       (15 Boards)
                                                                                                                          $59,750

David W.C. Putnam        $16,820           $31        $2,690          $285            N/A        N/A          N/A       (27 Boards)
(4)(5) Director                                                                                                            $22,512

Jack D. Rehm(9)              N/A           N/A           N/A           N/A        $22,512        N/A          N/A       (2 boards)
                                                                                                                          $22,511

Blaine E. Rieke(11)          N/A           N/A           N/A           N/A        $25,511        N/A          N/A       (2 boards)
                                                                                                                          $17,100

Margaret W. Russell(6)       N/A        $4,904           N/A          $847            N/A        N/A          N/A            (N/A)
                                                                                                                          $60,500

John R. Smith(4)(5)(8)   $17,031           $31        $2,723          $288            N/A        N/A          N/A       (27 Boards)
                                                                                                                          $19,200

Philip C. Smith(6)           N/A        $5,507           N/A          $951            N/A        N/A          N/A            (N/A)

Robert W.
Stallings(4)(5)(8)(13)        $0            $0            $0            $0            N/A        N/A          N/A              $0
                                                                                                                          $19,298

Allen H. Stowe(7)            N/A        $5,535           N/A          $956            N/A        N/A          N/A       (8 Boards)
                                                                                                                          $16,800
Francis A.
Sunderland(6)                N/A        $4,818           N/A          $832            N/A        N/A          N/A          (N/A)

John G.
Turner(4)(5)(13)              $0            $0            $0            $0            N/A        N/A          N/A         $0
Director                                                                                                                  $60,500

David W.
Wallace(4)(5)(8)         $17,031           $31        $2,723          $288            N/A        N/A          N/A       (27 Boards)
                                                                                                                          $20,428

Richard A.
Wedemeyer(11)                N/A           N/A           N/A           N/A        $20,428        N/A          N/A       (2 boards)

----------
* This period was chosen because the Pilgrim Funds have varying fiscal year ends.
(1) Prior to May 24, 1999, the Company was part of a different Fund complex. Effective May 24, 1999, when ING Pilgrim Investments became the investment adviser to the Funds, the Company joined the Pilgrim family of funds.
(2) Prior to July 26, 2000, Fund was part of a different Fund complex. Effective July 26, 2000, the Company joined the Pilgrim family of funds.
(3) Prior to September 1, 2000, the Company was part of a different Fund complex. Effective September 1, 2000, the Company joined the Pilgrim family of funds.
(4) Also serves as a member of the Board of Trustees, or is an Advisory Board Member of the Pilgrim Prime Rate Trust.
(5)  Elected a Director/Trustee of the Pilgrim Funds on September 1, 2000.
(6)  Retired prior to July 26, 2000.
(7)  Resigned prior to July 26, 2000.
(8)  Resigned as a Director/Trustee effective February 26, 2001.
(9)  Resigned as a Director /Trustee effective March 23, 2001.
(10) Elected as a Director/Trustee of the Pilgrim Funds on February 26, 2001.
(11) Formerly a Trustee of ING Funds Trust. Elected Director/Trustee of the Pilgrim Funds on February 26, 2001.
(12) Prior to July 26, 2000, Messrs. Chadha and McCosh formerly served as Directors/Trustees of each of the Lexington Funds. Effective July 26, 2000, Messrs. Chadha and McCosh serve as Advisory Board Members of certain of the Pilgrim International Funds.
(13) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with an investment adviser to the Pilgrim Funds. Officers and Directors who are interested persons do not receive any compensation from the Funds.

OFFICERS

     Unless otherwise noted, the mailing address of the officers is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The following individuals serve as officers for each Fund:

James M. Hennessy. (Age 52) Chief Executive Officer and President. President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001), Chief Operating Officer of each of the Pilgrim Funds (since July 2000), Director of ING Pilgrim Group, LLC ("ING Pilgrim Group"), ING Pilgrim Investments, ING Pilgrim Securities, ING Pilgrim Capital Corporation, LLC ("ING Pilgrim Capital Corporation"), ING Pilgrim Advisors, Inc., Lexington Funds Distributor, Inc., ING Pilgrim Quantitative Management, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000), and President and Chief Executive Officer of ING Pilgrim Investments, ING Pilgrim Group, ING Pilgrim Capital Corporation, ING Pilgrim Advisors, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000). Formerly Senior Executive Vice President (June 2000 - December 2000) and Secretary (April 1995 - December 2000) ING Pilgrim Investments, ING Pilgrim Advisors, Inc., Express America T.C. Corporation and EAMC Liquidation Corp.; Senior Vice President, Executive Vice President (July 2000 - February 2001) and Secretary (April 1995 - February 2001) of each of the Pilgrim Funds; Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998 - June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

Stanley D. Vyner. (Age 51) Executive Vice President and Chief Investment Officer
- Fixed Income and International Equities. Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly President and Chief Executive Officer (August 1996 - August 2000), ING Pilgrim Investments.

Mary Lisanti. (Age 45) Executive Vice President and Chief Investment Officer - Domestic Equities. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments (since November 1999). Formerly Portfolio Manager, Strong Capital Management (September 1996 - May 1998); Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Banker Trust Corporation (March 1993 - August 1996).

Michael J. Roland. (Age 43) Senior Vice President and Principal Financial Officer. Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

Robert S. Naka. (Age 38) Senior Vice President and Assistant Secretary. Senior Vice President, Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group, Inc. (August 1995 - February 1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

Robyn L. Ichilov. (Age 34) Vice President and Treasurer. Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November
1995). Vice President and Treasurer of most of the other Pilgrim Funds.

Kimberly A. Anderson. (Age 37) Vice President and Secretary. Vice President of ING Pilgrim Group (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February 2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August 1999-February 2001) and Assistant Vice President of ING Pilgrim Group (November 1999-January 2001). Ms. Anderson has held various other positions with ING Pilgrim Group for more than the last five years.

     In addition to the above listed officers, the following individuals also serve as officers for the indicated Fund:

INVESTMENT FUNDS

Edwin Schriver. (Age 56) Senior Vice President and Senior Portfolio Manager. Senior Vice President, Pilgrim Investments (since November 1999.) Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November
1999); President of Cresent City Research from July 1993 to April 1998).

Andy Mitchell. (Age 37) Vice President and Co-Portfolio Manager. Vice President, Pilgrim Investments (since July 2000). Formerly, Senior Credit Analyst for Katonah Capital (March 2000 to July 2000); Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management (from March 1998 to March 2000); Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management (from March 1994 to March 1998).

Russ Stiver. (age 38) Vice President and Co-Portfolio Manager. Vice President, Pilgrim Investments (since May 2000). Formerly, Acting Vice President (April 1999 to April 2000) and Portfolio Manager (November 1996 to April 2000) at Manulife Financial.

GNMA INCOME FUND AND LEXINGTON MONEY MARKET TRUST

Denis P. Jamison. (Age 53) Senior Vice President and Senior Portfolio Manager. Senior Vice President, Pilgrim Investments (since July 2000). Formerly, Senior Vice President for Lexington Management Corporation (which was acquired by ING Pilgrim's parent company in July 2000) (from July 1981 to July 2000).

Roseann  G.  McCarthy.  (Age  33)  Assistant  Vice  President.   Assistant  Vice
President, Pilgrim Investments (since July 2000). Formerly, Assistant Vice President for Lexington Management Corporation (which was acquired by ING Pilgrim's parent company in July 2000) (from April 1990 to July 2000).

PILGRIM MUTUAL FUNDS

Edwin Schriver. (Age 56) Senior Vice President and Senior Portfolio Manager. Senior Vice President, Pilgrim Investments (since November 1999.) Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November
1999); President of Cresent City Research from July 1993 to April 1998).

Robert K. Kinsey. (Age 44) Vice President and Portfolio Manager. Vice President, Pilgrim Investments (since March 1999). Formerly Vice President and Fixed Income Sub-Adviser, Federated Investors (January 1995 - March 1999); Principal and Sub-Adviser, Harris Investment Management (July 1992 - January 1995).

Andy Mitchell. (Age 37) Vice President and Co-Portfolio Manager. Vice President, Pilgrim Investments (since July 2000). Formerly, Senior Credit Analyst for Katonah Capital (March 2000 to July 2000); Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management (from March 1998 to March 2000); Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management (from March 1994 to March 1998).

Russ Stiver. (age 38) Vice President and Co-Portfolio Manager. Vice President, Pilgrim Investments (since May 2000). Formerly, Acting Vice President (April 1999 to April 2000) and Portfolio Manager (November 1996 to April 2000) at Manulife Financial.

PRINCIPAL SHAREHOLDERS

     As of July 1, 2001, the Directors and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Pilgrim Funds, except as follows:

                                                                      CLASS AND TYPE     PERCENTAGE OF     PERCENTAGE OF
   FUND                       ADDRESS                                  OF OWNERSHIP         CLASS               FUND
   ----                       -------                                  ------------         -----               ----
Pilgrim GMNA        Wedbush Morgan Securities FBO                         Class Q            5.03%            0.00548%
Income Fund         Acct #7907-9961                                     Beneficial
                    1000 Wilshire Blvd                                     Owner
                    Los Angeles, CA 90017

Pilgrim GMNA        Edward D Jones FBO                                    Class M            5.66%            0.00296%
Income Fund         Robert & Nina Peterson Tr                           Beneficial
                    Acct #242-06340-1-2                                    Owner
                    PO Box 2500
                    Maryland Hts, MO 63043

Pilgrim GMNA        First Clearing Corporation                            Class M           12.79%            0.00670%
Income Fund         Cust FBO                                            Beneficial
                    Charles Banks IRA, Acct                                Owner
                    #1323-3486
                    4723 East 138th Terrace
                    Grandview, MO 64030

Pilgrim GMNA        Advest Inc FBO                                        Class M            6.71%            0.00351%
Income Fund         Acct #437-06402-13                                  Beneficial
                    90 State House Sq                                      Owner
                    Hartford, CT 06103

Pilgrim GMNA        Prudential Securities, Inc. FBO                      Class M             6.62%             0.00347%
Income Fund         Elizabeth Ann Litton Rev Fam                        Beneficial
                    Trust                                                  Owner
                    Las Vegas, NV 89128

Pilgrim GMNA        NFSC FBO Acct #APX-682462                             Class M            8.39%             0.00440%
Income Fund         Jack Boyle Rev Inter Vivos Tr                       Beneficial
                    6110 Pleasant Ridge Rd                                 Owner
                    Arlington, TX 76016

Pilgrim GMNA        Prudential Securities, Inc. FBO                       Class M           10.14%             0.00531%
Income Fund         Kathleen Doyle                                      Beneficial
                    PO Box 333                                             Owner
                    LaClede, ID 83841

Pilgrim GMNA        PaineWebber FBO                                       Class M           15.76%             0.00825%
Income Fund         Larry Randolph                                      Beneficial
                    PO Box 3321                                            Owner
                    Weehawken, NJ 07086

                                                                      CLASS AND TYPE     PERCENTAGE OF     PERCENTAGE OF
   FUND                       ADDRESS                                  OF OWNERSHIP         CLASS               FUND
   ----                       -------                                  ------------         -----               ----
Pilgrim National    Estelle Simmons Ttee                                  Class B           21.22%             0.65974%
Tax Exempt Bond     Estelle Simmons Rev Trust                           Shareholder
Fund                Rt 3 Box 227
                    Okemah, OK 74859

Pilgrim National    Prudential Securities, Inc. FBO                       Class B            8.59%             0.26697%
Tax Exempt Bond     Richard & Sue Biery Meldgaard                       Shareholder
Fund                2402 Heritage Oaks Dr
                    Alamo, CA 94507

Pilgrim National    Edwin & Regina Broderick                              Class C           57.28%             0.92517%
Tax Exempt Bond     1936 Chippewa Dr                                    Shareholder
Fund                Wheaton, IL 60187

Pilgrim National    J Michael & Carmen Grimley                            Class C           21.29%             0.34387%
Tax Exempt Bond     2548 Royal Palm Way                                 Shareholder
Fund                Weston, FL 33327

Pilgrim National    Scott Jay Mermel                                      Class C
Tax Exempt Bond     1581 RFD                                            Shareholder          5.82%             0.09401%
Fund                Long Grove, IL 60047

Pilgrim             Tribal Government Forest County                       Class A           13.53%            11.16528%
Intermediate Bond   Potawatomi Children                                 Shareholder
Fund                PO Box 340
                    Crandon, WI 54520

Pilgrim             Raymond James & Assoc Inc. FBO                        Class B            6.23%             0.44939%
Intermediate Bond   Michael & Deborah Spaulding #2                      Beneficial
Fund                401 Park Meadow Court                                  Owner
                    Beech Grove, IN 46107

Pilgrim             Tribal Government Forest County                       Class C           73.35%             7.54137%
Intermediate Bond   Potawatomi Children                                 Shareholder
Fund                PO Box 340
                    Crandon, WI 54520

Pilgrim High        Advanced Clearing FBO                                 Class Q           48.13%             0.52854%
Yield Fund II       Acct #7709927601                                    Beneficial
                    PO Box 2226                                            Owner
                    Omaha, NE 68103

Pilgrim High        Deutsche Banc Alex Brown Inc. FBO                     Class Q            8.25%             0.09063%
Yield Fund II       Acct #705-80762-12                                  Beneficial
                    PO Box 1346                                            Owner
                    Baltimore, MD 21203

ING Pilgrim Money   State Street Bank & Trust Cust FBO                    Class B            5.58%             0.02655%
Market Fund         Robert Sherman IRA                                  Beneficial
                    10444 Garnett St                                       Owner
                    Shawnee Msn, KS 66214

                                                                      CLASS AND TYPE     PERCENTAGE OF     PERCENTAGE OF
   FUND                       ADDRESS                                  OF OWNERSHIP         CLASS               FUND
   ----                       -------                                  ------------         -----               ----
ING Pilgrim Money   Legg Mason Wood Walker Inc. FBO                       Class B            7.47%             0.03550%
Market Fund         Acct #413-70459-12                                  Beneficial
                    PO Box 1476                                            Owner
                    Baltimore, MD 21203

ING Pilgrim Money   Legg Mason Wood Walker Inc. FBO                       Class B            7.47%             0.03550%
Market Fund         Acct #413-05721-10                                  Beneficial
                    PO Box 1476                                            Owner
                    Baltimore, MD 21203

ING Pilgrim Money   Legg Mason Wood Walker Inc. FBO                      Class B             6.93%             0.03297%
Market Fund         Acct #413-70943-16                                  Beneficial
                    PO Box 1476                                            Owner
                    Baltimore, MD 21203

ING Pilgrim Money   First Clearing Corporation FBO                        Class B            8.75%             0.04158%
Market Fund         James Goodwin                                       Beneficial
                    Acct #3216-9858                                        Owner
                    10 Dunham Ln
                    Houston, TX 77024

ING Pilgrim Money   Pineview Mobile Homes 401k Plan                       Class C           16.87%             0.08745%
Market Fund         PO Box 319                                          Shareholder
                    Waterville, ME 04903

ING Pilgrim Money   Strawser Inc 401k Svgs & Ret Plan                     Class C            6.76%             0.03503%
Market Fund         1595 Frank Rd                                       Shareholder
                    Columbus, OH 43223

ING Pilgrim Money   Louis Bluver                                          Class C            8.20%             0.04250%
Market Fund         1901 Walnut St, Ste 19A                             Shareholder
                    The Rittenhouse Plaza
                    Philadelphia, PA 19103

ING Pilgrim Money   Alexander David Begin                                 Class C           24.08%             0.12481%
Market Fund         4055 Willoway Pl                                    Shareholder
                    Bloomfield Hills, MI 48302

ING Pilgrim Money   Diane Gail Begin                                      Class C           24.08%             0.12481%
Market Fund         4055 Willoway Pl                                    Shareholder
                    Bloomfield Hills, MI 48302

Pilgrim Money       Salomon Smith Barney Inc. FBO                         Class C            5.90%             2.87069%
Market Fund         Acct #00144317683                                   Beneficial
                    333 West 43rd St, 3rd Floor                            Owner
                    New York, NY 10001

Pilgrim Money       Wexford Clearing Services Corp FBO                    Class C            8.52%             1.92741%
Market Fund         Triangle Investments Intl Ltd                       Beneficial
                    12 Church St, Ste 225                                  Owner
                    Hamilton, Bermuda HM11

Pilgrim High        Margaret Engstrom Ttee                                Class B            7.29%             0.92687%
Yield Bond Fund     Fredirick Engstrom Rev Liv Trust                    Shareowner
                    170 Brentwood Dr
                    Dearborn, MI 48124

                                                                      CLASS AND TYPE     PERCENTAGE OF     PERCENTAGE OF
   FUND                       ADDRESS                                  OF OWNERSHIP         CLASS               FUND
   ----                       -------                                  ------------         -----               ----
Pilgrim High        First Trust Corporation Ttee                          Class C            7.21%             0.25385%
Yield Bond Fund     FBO Natasha Bennett                                 Beneficial
                    PO Box 173301                                          Owner
                    Denver, CO 80217

Pilgrim High        John & Nancy Donahue                                  Class C            5.06%             0.17799%
Yield Bond Fund     24 Offshore Ln                                      Shareowner
                    Ocean Pines, MD 21811

INVESTMENT ADVISER

     The Investment Adviser for the Pilgrim Funds is ING Pilgrim Investments, which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Pilgrim Investments, subject to the authority of the Directors/Trustees of the Pilgrim Funds, has the overall responsibility for the management of each Pilgrim Funds' portfolio. ING Pilgrim Investments is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

     On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Pilgrim Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

     ING Pilgrim Investments serves pursuant to separate Investment Management Agreements between ING Pilgrim Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the
Pilgrim Funds, respectively. ING Pilgrim Investments has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the Pilgrim Funds. ING Pilgrim Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the Pilgrim Funds.

     Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     After an  initial  two year  term,  each  Investment  Management  Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

     Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     As of June 30, 2001, ING Pilgrim Investments had assets under management of June $18.4 billion.

                             INVESTMENT ADVISER FEES

     For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

       SERIES                           ANNUAL INVESTMENT MANAGEMENT FEE
       ------                           --------------------------------

GNMA Income Fund                0.60% of the first  $150  million  of the Fund's
                                average  net  assets,  0.50%  of the  next  $250
                                million of average net assets,  .45% of the next
                                $400 million of average net assets and 0.40% of the average net assets in excess of $800 million

High Yield Bond Fund            0.65% of the Fund's average net assets

High Yield Fund                 0.60% of the  Fund's  average  daily  net  asset
                                value.  Prior to April 17, 1998,  the Investment
                                Management fee was an annual fee at a rate of 0.75% on the first $25 million in net assets, 0.625% on net assets over $25 million up to $100 million, 0.50% on net assets over $100 million up to $500 million, and 0.40% for net assets over $500 million.

High Yield Fund II              0.60% of the Fund's average net assets

Intermediate Bond Fund          0.50% of the Fund's average net assets

National Tax-Exempt Bond Fund   0.50% of the Fund's average net assets

Pilgrim Money Market Fund       0.50% of the first  $500  million  of the Fund's
                                average daily net assets and 0.45% thereafter

Strategic Income Fund           0.45% of the first  $500  million  of the Fund's
                                average  net  assets,  0.40%  of the  next  $250
                                million of average net assets, and 0.35% of the average net assets in excess of $750 million

ING Pilgrim Money Market Fund   0.25% of the Fund's average net assets

Lexington Money Market Trust    0.50% of the first  $500  million  of the Fund's
                                average daily net assets and 0.45% thereafter

SUB-ADVISORY AGREEMENTS

     The Investment Management Agreement for certain of the Pilgrim Funds provides that the Investment Adviser, with the approval of the Company's Board of Directors/Trustees, may select and employ Sub-Advisers, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of the Company who are employees of the Investment Adviser or its affiliates and office rent of the Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the sub-advisory agreements (the "Sub-Advisory Agreements").

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Pilgrim Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Pilgrim Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders;
expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     IIM serves as Sub-Adviser to Pilgrim Funds Trust (except National Tax-Exempt Bond Fund). IIM is located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia, and is engaged primarily in the business of providing investment advice to affiliated insurance companies.

     Furman Selz Capital Management LLC ("FSCM") serves as Sub-Adviser for the National Tax-Exempt Bond Fund. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.

     For the following Pilgrim Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:

         SERIES                                ANNUAL SUB-ADVISORY FEE
         ------                                -----------------------

National Tax-Exempt Bond Fund      0.250% of the Fund's average daily net assets

Intermediate Bond Fund             0.250% of the Fund's average daily net assets

High Yield Bond Fund               0.325% of the Fund's average daily net assets

ING Pilgrim Money Market Fund      0.125% f the Fund's average daily net assets

ADMINISTRATION

     ING Pilgrim Group serves as Administrator for the Pilgrim Funds, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to properly conduct the business of the Pilgrim Funds, except for those services performed by the Investment Adviser under the Investment Advisory Agreements, the custodian for the Pilgrim Funds under the Custodian Agreements, the transfer agent for the Pilgrim Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Pilgrim Funds from time to time. The Administrator acts as liaison among these service providers to the Pilgrim Funds. The Administrator is also responsible for ensuring that the Pilgrim Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Pilgrim Funds. The Administrator is an affiliate of the Investment Adviser.

     Prior to May 24, 1999, Pilgrim Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with
Pilgrim Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Pilgrim Mutual Funds, subject to the supervision of the Board of Trustees of Pilgrim Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of Pilgrim Mutual Funds.

     Also, prior to May 24, 1999, Pilgrim Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Pilgrim Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of Pilgrim Mutual Funds pursuant to the Administrative Services Agreement.

          TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY CERTAIN SERIES
   OF PILGRIM MUTUAL FUNDS(1) AND BY HIGH YIELD FUND FOR FISCAL YEARS ENDED:

                                     MARCH 31            JUNE 30             JUNE 30            MARCH 31             MARCH 31
                               ------------------   -----------------   ----------------   -----------------    ------------------
                                 2001       2001      2000      2000      1999     1999      1999      1999       1998       1998
                               ADVISORY    ADMIN.   ADVISORY   ADMIN.   ADVISORY  ADMIN.   ADVISORY   ADMIN.    ADVISORY    ADMIN.
                                 FEES       FEES      FEES      FEES     FEES(3)   FEES       FEES     FEES       FEES       FEES
                               --------  --------   --------  -------   --------   ----    --------  --------   --------  --------
Strategic Income Fund(2) ....  $ 60,425       N/A   $ 59,874      N/A   $ 23,699    N/A    $124,514  $ 90,504   $ 94,359  $ 15,378
High Yield Fund II ..........  $755,481       N/A   $634,448      N/A   $132,246    N/A    $466,926  $113,645   $ 36,505  $  5,938
Pilgrim Money Market Fund ...       N/A  $166,203        N/A  $80,974        N/A    N/A         N/A       N/A        N/A       N/A

                                     MARCH 31                                 JUNE 30
                               --------------------    ----------------------------------------------------------------
                                  2001       2001         2000       2000       1999       1999       1998       1998
                                ADVISORY    ADMIN.      ADVISORY    ADMIN.    ADVISORY    ADMIN.    ADVISORY    ADMIN.
                                  FEES       FEES         FEES       FEES       FEES       FEES       FEES       FEES
                               ----------  --------    ----------  --------  ----------  --------  ----------  --------
High Yield Fund .............  $1,082,525    N/A       $2,204,503    N/A     $2,176,246    N/A      $977,868     N/A

----------
(1)  Prior to the  Reorganization,  Pilgrim  Mutual  Funds had not  engaged  the services of an investment adviser for the Company's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for Pilgrim Mutual Funds were for services provided to the master funds of the Master Trust.
(2) Includes the advisory fees, fee reductions and expense reimbursements of the Government Income Fund, the assets and liabilities of which were assigned to and assumed by Strategic Income Fund.
(3)  Reflects three month period from April 1, 1999 to June 30, 1999.

     Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to GNMA Income Fund and Lexington Money Market Trust and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts; regulatory compliance; preparing financial information for semi-annual and annual reports; preparing registration statements; calculating net asset values; providing shareholder communications; supervising the Custodian and Transfer Agent and providing facilities for such services. GNMA Income Fund and Lexington Money Market Trust reimbursed LMC for its actual cost in providing such services, facilities and expenses.

         TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY GNMA INCOME FUND
            AND LEXINGTON MONEY MARKET TRUST FOR FISCAL YEARS ENDED:

                                            MARCH 31                                    DECEMBER 31
                                      --------------------    ----------------------------------------------------------------
                                         2001       2001         2000       2000       1999       1999       1998       1998
                                       ADVISORY    ADMIN.      ADVISORY    ADMIN.    ADVISORY    ADMIN.    ADVISORY    ADMIN.
                                         FEES       FEES         FEES       FEES       FEES       FEES       FEES       FEES
                                      ----------  --------    ----------  --------  ----------  --------  ----------  --------
GNMA Income Fund....................   $565,984   $106,940    $1,949,162  $151,465  $1,844,256     N/A    $1,224,048     N/A
Lexington Money Market Trust(1).....   $ 77,318        N/A    $  403,175       N/A  $  422,726     N/A    $  455,434     N/A

----------
(1) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.

        TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY CERTAIN SERIES OF
                PILGRIM FUNDS TRUST, FOR THE FISCAL YEARS ENDED:

                                            MARCH 31                         OCTOBER 31
                                      --------------------    ------------------------------------------
                                         2001       2001         2000       2000       1999       1999
                                       ADVISORY    ADMIN.      ADVISORY    ADMIN.    ADVISORY    ADMIN.
                                         FEES       FEES         FEES       FEES       FEES       FEES
                                      ----------  --------    ----------  --------  ----------  --------
High Yield Bond Fund ...............   $106,709   $16,417      $116,559      N/A     $ 43,108      N/A
Intermediate Bond Fund .............   $ 83,074   $16,615      $ 81,300      N/A     $ 35,026      N/A
National Tax-Exempt Bond Fund ......   $ 48,847   $ 9,769           N/A      N/A          N/A      N/A
ING Pilgrim Money Market Fund ......   $514,331       N/A      $432,234      N/A     $ 42,238      N/A

  TOTAL SUB-ADVISORY FEES PAID BY THE FOLLOWING PILGRIM FUNDS, WHICH ARE SERIES
                PILGRIM FUNDS TRUST, FOR THE FISCAL YEARS ENDED:

                                           MARCH 31                       OCTOBER 31
                                       -----------------    --------------------------------------
                                             2001                 2000                 1999
                                       SUB-ADVISORY FEES    SUB-ADVISORY FEES    SUB-ADVISORY FEES
                                       -----------------    -----------------    -----------------
High Yield Bond Fund ...............       $ 32,131             $ 58,280             $ 21,554
Intermediate Bond Fund .............       $ 25,557             $ 40,650             $ 17,513
National Tax-Exempt Bond Fund ......       $  9,521             $ 12,687                  N/A
ING Pilgrim Money Market Fund ......       $161,701             $216,116             $ 21,119

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Adviser has entered into expense limitation agreements with the following Pilgrim Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Pilgrim Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940
Act) of the Investment Adviser) do not exceed:

FUND                                            CLASS A     CLASS B     CLASS C     CLASS M     CLASS I     CLASS Q     CLASS T
----                                            -------     -------     -------     -------     -------     -------     -------
GNMA Income Fund                                 1.29%       2.04%       2.04%        N/A         N/A        1.29%        N/A
High Yield Bond Fund                             1.30%       2.05%       2.05%        N/A         N/A         N/A         N/A
High Yield Fund                                  1.10%       1.85%       1.85%       1.60%        N/A        1.10%        N/A
High Yield Fund II                               1.10%       1.75%       1.75%        N/A         N/A        1.00%       1.40%
Intermediate Bond Fund                           1.15%       1.90%       1.90%        N/A         N/A         N/A         N/A
National Tax-Exempt Bond Fund                    1.15%       1.90%       1.90%        N/A         N/A         N/A         N/A
Pilgrim Money Market Fund                        1.50%       2.25%       2.25%        N/A         N/A         N/A         N/A
Strategic Income Fund                            0.95%       1.35%       1.35%        N/A         N/A        0.85%        N/A
ING Pilgrim Money Market Fund                    0.77%       1.41%       1.41%        N/A        0.31%        N/A         N/A
Lexington Money Market Trust                     1.00%        N/A         N/A         N/A         N/A         N/A         N/A

     Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     For High Yield Fund, High Yield Fund II, Pilgrim Money Market Fund and Strategic Income Fund, the expense limitation agreement provides that these expense limitations shall continue until October 31, 2001. For GNMA Income Fund and Lexington Money Market Trust the expense limitation agreement provides that these expense limitations shall continue until June 26, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the agreement to the Funds at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business. For Pilgrim Funds Trust, the expense limitation agreements provide that these limitations shall continue until February 28, 2002.

     For Pilgrim Mutual Funds (other than Pilgrim Money Market Fund), prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Pilgrim Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

     The voluntary fee reductions were as follows:

                                                           MARCH 31
                             JUNE 30     JUNE 30     --------------------
FUND                           2000      1999(1)       1999        1998
----                         --------    --------    --------    --------
Strategic Income Fund        $208,068    $ 31,139    $232,922    $419,604

High Yield Fund II           $218,609    $ 54,363    $318,323    $111,479

                             JUNE 30     JUNE 30     JUNE 30
                               2000        1999        1998
                             --------    --------    --------
High Yield Fund              $423,592    $441,770    $269,351

----------
(1)  Reflects three month period from April 1, 1999 to June 30, 1999.

     The Investment Adviser has entered into an expense limitation agreement with High Yield Fund, pursuant to which the Investment Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser) do not exceed the following ratios for the periods indicated:

PERIOD LIMIT APPLIES           CLASS A   CLASS B   CLASS C   CLASS M   CLASS Q
--------------------           -------   -------   -------   -------   -------
Through 12/31/1999              1.00%     1.75%     1.75%     1.50%     1.00%

From 1/1/2000 through           1.10%     1.85%     1.85%     1.60%     1.10%
termination of Agreement

     High Yield Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

     Prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, to 0.75%.

     Prior to July 26, 2000, the following Pilgrim Funds voluntarily limited expenses of the Pilgrim Funds to the following amounts:

                         MAXIMUM OPERATING EXPENSE LIMIT

                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

FUND NAME                                                   PREVIOUS EXPENSE CAP
---------                                                   --------------------
GNMA Income Fund                                                    1.04%

Lexington Money Market Trust                                        1.00%

DISTRIBUTOR

     Shares of each Fund are distributed by ING Pilgrim Securities pursuant to a Distribution Agreement between each Company and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Pilgrim Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the Pilgrim Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Pilgrim Funds and have no effect on the net asset value of the Pilgrim Funds. The Distributor, like the Investment Adviser, is a wholly owned indirect subsidiary of ING Group. Prior to July 26, 2000, the distributor for GNMA Income Fund and Lexington Money Market Trust was Lexington Funds Distributor, Inc. ("LFD").

     For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of the Pilgrim Funds: $7,857 with respect to Class A shares; $0 with respect to Class B shares; $37,180 with respect to Class C shares; $0 with respect to Class Q shares; and $0 with respect to Class T shares.

     For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of GNMA Income Fund: $11,236 with respect to Class A shares; $0 with respect to Class B shares; $203 with respect to Class C shares; $0 with respect to Class M shares; $0 with respect to Class Q shares; and $0 with respect to Class T shares.

     For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with rates of shares of Pilgrim Investment Funds: $26,537 with respect to Class A Shares; $0 with respect to Class B Shares; $2,714 with respect to Class C Shares; and $557 with respect to Class M Shares; and $0 with respect to Class Q Shares.

     For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers, in connection with sales of shares of Pilgrim Funds Trust: $3,268 with respect to Class A Shares; $0 with respect to Class B Shares; and $6,450 with respect to Class C Shares.

     For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of Lexington Money Market Trust: $0 with respect to Class A Shares.

                                RULE 12B-1 PLANS

     Each Company, except Lexington Money Market Trust, has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of Shares offered by each Fund ("Rule 12b-1 Plans"). The Pilgrim Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class I, Class M, Class Q and Class T Shares in amounts as set forth in the following table. The Pilgrim Funds do not have a 12b-1 Plan with respect to the Institutional Class.

                     FEES BASED ON AVERAGE DAILY NET ASSETS

     NAME OF FUND                 CLASS A       CLASS B      CLASS C     CLASS M      CLASS Q      CLASS T
     ------------                 -------       -------      -------     -------      -------      -------
GNMA Income Fund                   0.25%         1.00%        1.00%       0.75%        0.25%        0.65%
High Yield Bond Fund               0.35%         1.00%        1.00%        N/A          N/A          N/A
High Yield Fund                    0.25%         1.00%        1.00%       0.75%        0.25%         N/A
High Yield Fund II                 0.35%         1.00%        1.00%        N/A         0.25%        0.65%
Intermediate Bond Fund             0.35%         1.00%        1.00%        N/A          N/A          N/A
National Tax-Exempt Bond Fund      0.35%         1.00%        1.00%        N/A          N/A          N/A
Pilgrim Money Market Fund          0.25%         1.00%        1.00%        N/A          N/A          N/A
Strategic Income Fund              0.35%         0.75%        0.75%        N/A         0.25%         N/A
ING Pilgrim Money Market Fund      0.75%         1.00%        1.00%        N/A          N/A          N/A
Lexington Money Market Trust        N/A           N/A          N/A         N/A          N/A          N/A

     The Rule 12b-1 Plan for Pilgrim Money Market Fund provides that the distribution fee is reduced by that amount, if any, paid to the Distributor or any affiliate of Distributor from the investment adviser or distributor of any investment company in which Pilgrim Money Market Fund invests.

     These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q and Class T Shares of the Pilgrim Funds, including payments to dealers for selling shares of the Pilgrim Funds and for servicing shareholders of these classes of the Pilgrim Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Income Fund) for Class C, 0.65% (0.40% for High Yield Fund) for Class M, 0.25% for Class Q, and 0.15% - 0.95% for Class
T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares, and in the 1st month following a purchase of Class M, and Class T Shares.

     The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A Shares of High Yield Fund. The Distributor has incurred costs and expenses with respect to Class A Shares that may be reimbursable in future months or years in the amounts of $122,176 for High Yield Fund (0.25% of its net assets) as of March 31, 2001. With respect to Class A Shares of each other Fund and Class B, Class C, Class M, Class Q, and Class T Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Pilgrim Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash;
merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs; seminars for the public, advertising and sales campaigns regarding one or more of the Pilgrim Funds or other funds managed by the Investment Adviser; and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Pilgrim Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Pilgrim Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Pilgrim Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

     The Rule 12b-1 Plans have been approved by the Board of Directors of each Fund, including all of the Directors who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

     In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of a Fund are necessary and appropriate to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund will benefit such Pilgrim Funds and their respective shareholders.

     Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

     The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each of the following Fund shares for the fiscal period ended March 31, 2001 were as follows:

DISTRIBUTION EXPENSES                       CLASS A    CLASS B    CLASS C    CLASS M    CLASS Q    CLASS T
---------------------                       -------    -------    -------    -------    -------    -------
GNMA Income Fund
Advertising ............................   $    900   $     40   $     25   $      7   $      7   $     13
Printing ...............................   $ 17,102   $    767   $    475   $    127   $    127   $    253
Salaries & Commissions .................   $125,158   $  5,614   $  3,478   $    927   $    927   $  1,855
Broker Servicing .......................   $144,579   $  6,485   $  4,017   $  1,071   $  1,071   $  2,143
Miscellaneous ..........................   $ 61,247   $  2,747   $  1,702   $    454   $    454   $    908
TOTAL ..................................   $348,986   $ 15,653   $  9,697   $  2,586   $  2,586   $  5,172

High Yield Fund II
Advertising ............................   $    135   $    365   $    175        N/A   $     15   $    209
Printing ...............................   $  2,557   $  6,943   $  3,321        N/A   $    283   $  3,964
Salaries & Commissions .................   $ 18,414   $ 50,006   $ 23,919        N/A   $  2,038   $ 28,549
Broker Servicing .......................   $ 59,169   $160,680   $ 76,857        N/A   $  6,548   $ 91,734
Miscellaneous ..........................   $ 12,586   $ 34,179   $ 16,349        N/A   $  1,393   $ 19,513
TOTAL ..................................   $ 92,861   $252,173   $120,621        N/A   $ 10,277   $143,969

Strategic Income Fund
Advertising ............................   $    130   $    107   $    139        N/A   $      6        N/A
Printing ...............................   $  2,465   $  2,042   $  2,645        N/A   $    114        N/A
Salaries & Commissions .................   $ 17,809   $ 14,754   $ 19,104        N/A   $    825        N/A
Broker Servicing .......................   $ 18,865   $ 15,480   $ 20,044        N/A   $    866        N/A
Miscellaneous ..........................   $ 13,728   $ 11,373   $ 14,727        N/A   $    636        N/A
TOTAL ..................................   $ 52,817   $ 43,756   $ 56,654        N/A   $  2,447        N/A

Pilgrim Money Market Fund
Advertising ............................   $    682   $    280   $    223        N/A        N/A        N/A
Printing ...............................   $ 12,958   $  5,313   $  4,230        N/A        N/A        N/A
Salaries & Commissions .................   $ 96,687   $ 39,642   $ 31,565        N/A        N/A        N/A
Broker Servicing .......................   $ 56,893   $ 23,326   $ 18,574        N/A        N/A        N/A
Miscellaneous ..........................   $ 66,777   $ 27,378   $ 21,800        N/A        N/A        N/A
TOTAL ..................................   $233,997   $ 95,939   $ 76,392        N/A        N/A        N/A

DISTRIBUTION EXPENSES                       CLASS A    CLASS B    CLASS C    CLASS M    CLASS Q    CLASS T
---------------------                       -------    -------    -------    -------    -------    -------
High Yield Fund
Advertising ............................   $    283   $    571   $    101        N/A   $      4        N/A
Printing ...............................   $  5,368   $ 10,853   $  1,925        N/A   $     79        N/A
Salaries & Commissions .................   $ 38,167   $ 77,172   $ 13,690        N/A   $    563        N/A
Broker Servicing .......................   $181,358   $366,692   $ 65,051        N/A   $  2,676        N/A
Miscellaneous ..........................   $ 57,553   $116,368   $ 20,644        N/A   $    849        N/A
TOTAL ..................................   $282,729   $571,656   $101,411        N/A   $  4,171        N/A

National Tax-Exempt Bond Fund ..........   $ 55,537   $    803   $    816        N/A        N/A        N/A
Intermediate Bond Fund .................   $ 72,875   $  4,219   $ 12,197        N/A        N/A        N/A
High Yield Bond Fund ...................   $ 60,652   $  7,160   $  3,673        N/A        N/A        N/A
ING Pilgrim Money Market Fund ..........   $884,458   $  6,453   $  5,819        N/A        N/A        N/A

SHAREHOLDER SERVICING AGENT

     ING Pilgrim Group serves as Shareholder Servicing Agent for the Pilgrim Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

     In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Directors who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

     The Pilgrim Funds and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Pilgrim Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Pilgrim Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                    SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

     Some of the  different  types of  securities in which the Pilgrim Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "Income Funds," and "More Information about Risks." Additional information concerning the characteristics and risks of certain of the Pilgrim Funds' investments are set forth below. There can be no assurance that any of the Pilgrim Funds will achieve their investment objectives.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

     Each Pilgrim Fund's assets (other than Pilgrim Money Market Fund, Lexington Money Market Trust and ING Pilgrim Money Market Fund (collectively "Money Market Funds"), whose investments are typically short-term) may be invested in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses;
(ii) to invest cash flow pending the Investment Adviser's or Sub-Adviser's determination to do so within the investment guidelines and policies of each Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

     Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Pilgrim Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     Each Fund (except GNMA Income Fund and the Money Market Funds) may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Each Fund (other than GNMA Income Fund, National Tax-Exempt Bond Fund and the Money Market Funds) may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     Each Fund (other than GNMA Income Fund and the Money Market Funds) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Pilgrim Funds, because the Pilgrim Funds purchase such securities for their equity characteristics.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). As a matter of operating policy, each Fund that is a series of Pilgrim Mutual Funds will invest no more than 5% of its net assets in warrants.

     Each Fund that is a series of Pilgrim Mutual Funds (other than Pilgrim Money Market Fund) may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

EURODOLLAR CONVERTIBLE SECURITIES

     Each Fund in Pilgrim Mutual Funds (other than Pilgrim Money Market Fund) may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges. Strategic Income Fund and High Yield Fund II may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Each Fund in Pilgrim Mutual Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

These  investments   involve  risks  that  are  different  from  investments  in securities issued by U.S. issuers. See "Foreign Investment Considerations."

SHORT-TERM INVESTMENTS

     The Pilgrim Funds, as indicated, may invest in the following securities and instruments:

     Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Pilgrim Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Pilgrim Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Pilgrim Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     Savings Association Obligations. The Pilgrim Funds in Pilgrim Mutual Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Pilgrim Funds (except National Tax-Exempt Bond Fund and ING Money Market Fund) may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Pilgrim Funds (other than Pilgrim Money Market Fund) may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

     The Pilgrim Funds (except National Tax-Exempt Bond Fund, which may not invest in mortgage-related securities) may invest in U.S. Government securities, which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

     Strategic Income Fund and High Yield Fund II may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Strategic Income Fund and High Yield Fund II may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     Moral Obligation Securities. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Industrial Development and Pollution Control Bonds. Strategic Income Fund and High Yield Fund II may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     Municipal Lease Obligations. Strategic Income Fund and High Yield Fund II may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     Strategic Income Fund and High Yield Fund II will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     Short-Term Municipal Obligations. Strategic Income Fund and High Yield Fund II may invest in short-term municipal obligations. These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Strategic  Income  Fund,  High Yield Fund II and  Pilgrim  Funds  Trust may
acquire variable and floating rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

INDEX AND EQUITY- AND CURRENCY-LINKED SECURITIES

     Strategic Income Fund and High Yield Fund II may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Strategic Income Fund and High Yield Fund II may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

CORPORATE DEBT SECURITIES

     Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

RISKS OF INVESTING IN DEBT SECURITIES

     There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

HIGH YIELD SECURITIES

     High Yield Fund, High Yield Fund II, High Yield Bond Fund and Intermediate Bond Fund invest predominantly, and Strategic Income Fund may invest up to 40% of its assets, in high yield securities, which are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High Yield Fund and High Yield Fund II will invest at least 65% of their assets in high yield securities.

     High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

     The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include.

     High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

     Sensitivity to Interest Rate and Economic Changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely, when interest rates fall high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

     The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Pilgrim Funds defaults, the Pilgrim Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Pilgrim Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

     Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Pilgrim Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

     Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly traded market. To the extent the Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

     Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Pilgrim Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Pilgrim Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Pilgrim Funds' portfolios and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Pilgrim Funds may retain a security whose rating has been changed.

     Congressional Proposals. New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have negatively affect the Pilgrim Funds' net asset values.

BANKING INDUSTRY OBLIGATIONS

     Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Pilgrim Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     In order to secure prices or yields deemed advantageous at the time, the Pilgrim Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Pilgrim Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. A Fund may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

     When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Pilgrim Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

DERIVATIVES

     The Pilgrim Funds may invest in derivative instruments (GNMA Income Fund may invest in derivatives only for hedging purposes and National Tax-Exempt Bond may invest only in forward contracts.) Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Pilgrim Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

REAL ESTATE SECURITIES

     National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Pilgrim Funds will not invest directly in real estate, a Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

MORTGAGE-RELATED SECURITIES

     The Pilgrim Funds (except National Tax-Exempt Bond Fund) may invest in mortgage-related securities. These Pilgrim Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

     One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

     "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Other government guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

     The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

     The Pilgrim  Funds  (except GNMA Income Fund and National  Tax-Exempt  Bond
Fund) may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be

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
supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

     It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Pilgrim Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

     Other types of mortgage-related securities in which the Pilgrim Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

     CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Pilgrim Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations,  the  Pilgrim  Funds  (except  GNMA  Income  Fund and  National
Tax-Exempt Bond Fund) may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act;
(c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Directors. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

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
     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

     Pilgrim Mutual Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

ADJUSTABLE RATE MORTGAGE SECURITIES

     Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     Two main categories of indices serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Pilgrim Funds, the National Median Cost of Pilgrim Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Pilgrim Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA CERTIFICATES

     GNMA Income Fund invests predominantly in GNMA certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA Income Fund will purchase "modified pass through" type GNMA Certificates, which entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment. The Fund will use principal payments to purchase additional GNMA Certificates or other government guaranteed securities. The balance of the Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, note or bonds. The Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNMA Certificates. GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on

GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     GNMA Income Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The Settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which High Yield Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

     Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to High Yield Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. High Yield Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Pilgrim Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

     Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due

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to  mortgagor  bankruptcy  and with  respect to losses  due to the  failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

     Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

     Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions, and mortgage banking companies.

     Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

     The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

ASSET BACKED SECURITIES

     The non-mortgage-related asset-backed securities in which Pilgrim Mutual Funds and Pilgrim Funds Trust (except National Tax-Exempt Bond Fund) may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

     The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Pilgrim Mutual Funds may invest in zero coupon securities. Pilgrim Mutual Funds will limit their investments in such securities to 35% of their respective net assets. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

     Pilgrim Mutual Funds may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Pilgrim Funds until the cash payment date or the securities mature. Under certain circumstances, Pilgrim Mutual Funds could also be required to include accrued market discount or capital gain with respect to their pay-in-kind securities.

     The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

     The Pilgrim Funds that comprise Pilgrim Mutual Funds (other than Pilgrim Money Market Fund), High Yield Bond Fund and Intermediate Bond Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

     High Yield Fund and the Pilgrim Funds that comprise Pilgrim Mutual Funds may invest in securities of foreign issuers. High Yield Fund II and Pilgrim Money Market Fund may invest up to 20% of their assets in foreign securities. High Yield Fund may invest up to 10% of its assets in foreign securities. Strategic Income Fund may invest up to 30% of its assets in securities payable in foreign currencies. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of Pilgrim Funds to make intended security purchases due to settlement problems could cause the Pilgrim Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Pilgrim Funds due to subsequent declines in value of the portfolio security or, if the Pilgrim Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Although the Pilgrim Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Pilgrim Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     International Debt Securities. The Pilgrim Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. No more than 10% of High Yield Fund's total assets, at the time of purchase, will be invested in securities of foreign issuers. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     Foreign Currency Exchange Transactions. Because the Pilgrim Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Pilgrim Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Pilgrim Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

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     Although  these  transactions  tend to  minimize  the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN BANK OBLIGATIONS

     Pilgrim Funds Trust and Pilgrim Money Market Fund may invest in obligations of foreign banks and foreign branches of U.S. banks. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

SOVEREIGN DEBT SECURITIES

     The Pilgrim Funds (except National Tax-Exempt Bond Fund and ING Pilgrim Money Market Fund) may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which these Pilgrim Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

     Brady Bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

RISKS OF INVESTING IN FOREIGN SECURITIES

     Investments in foreign securities involve certain inherent risks, including the following:

     Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Pilgrim Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     Taxes. The interest payable on certain of the Pilgrim Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Pilgrim Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Pilgrim Funds.

     Costs. The expense ratios of the Pilgrim Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

     In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

     Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

SECURITIES SWAPS

     Strategic Income Fund and High Yield Fund II may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Purchasing Put and Call Options. Strategic Income Fund, High Yield Fund II, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund are authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Pilgrim Funds will engage in trading of such derivative securities exclusively for hedging purposes.

     If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

     If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Pilgrim Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

     Writing Call Options. Strategic Income Fund, High Yield Fund II, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

     Stock Index Options. Strategic Income Fund, High Yield Fund II, High Yield Fund, Intermediate Bond Fund and High Yield Bond Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Pilgrim Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Pilgrim Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

     Limits on Use of Options. A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Pilgrim Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

     Dealer   Options.   The  Pilgrim  Funds   indicated  above  may  engage  in
transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Pilgrim Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     Foreign Currency Options. Strategic Income Fund, High Yield Fund II, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. These Pilgrim Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Pilgrim Funds to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Pilgrim Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     Forward Currency Contracts. Strategic Income Fund, High Yield Fund II, High Yield Bond Fund and Intermediate Bond Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     These Pilgrim Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     The Pilgrim Funds (except National Tax-Exempt Bond Fund, ING Money Market Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

     A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts (permitted to the above-specified Pilgrim Funds) and securities index futures contracts (not permitted to the Intermediate Bond Fund and High Yield Bond Fund). A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

     In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

     Limitations on Futures Contracts and Related Options. The Pilgrim Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. High Yield Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. No Fund of Pilgrim Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Pilgrim Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

     Risks Relating to Options and Futures Contracts. The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

     The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of

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speculators,  the deposit  requirements  in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES CONTRACTS

     Strategic Income Fund, High Yield Fund, High Yield Fund II, Intermediate Bond Fund, and High Yield Bond Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Pilgrim Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

     When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

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
     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Pilgrim Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Pilgrim Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS

     Strategic Income Fund, High Yield Fund II, Intermediate Bond Fund and High Yield Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate

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
exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

     A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

     Interest Rate Swaps. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term
Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

     Cross-Currency Swaps. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

     Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

     Caps and Floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps

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
and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

     Risks Associated with Swaps. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

     Non-Hedging Strategic Transactions. A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect a Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, Strategic Income Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. A Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, a Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund (except GNMA Income Fund) may invest in an illiquid or restricted security if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. Lexington Money Market may not invest more than 5% of its net assets and the other Pilgrim Funds

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
may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of a Fund are registered for sale.

OTHER INVESTMENT COMPANIES

     Each Fund (except High Yield) may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. A Fund (except Pilgrim Money Market Fund) may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

     Investment Companies that Invest in Senior Loans. Certain Pilgrim Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

     Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

     Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

     In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

     Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

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
     Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

     Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

     Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

     There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

GUARANTEED INVESTMENT CONTRACTS

     Each Fund of Pilgrim Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of ING Pilgrim Money Market Fund) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

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PRIVATE PILGRIM FUNDS

     High Yield Bond Fund may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Investment Adviser or Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% (100% for Pilgrim Money Market Fund) of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

     Each Fund in Pilgrim Mutual Funds and Pilgrim Funds Trust and GNMA Income Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, each Fund in Pilgrim Mutual Funds and Pilgrim Funds Trust (except National Tax-Exempt Bond Fund and ING Pilgrim Money Market Fund) and GNMA Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these

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investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

PARTICIPATION INTERESTS

     High Yield Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by a bank or other financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each Fund (except GNMA Income Fund) may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. Pilgrim Mutual Funds may lend securities only to financial institutions such as banks, broker-dealers and other recognized institutional investors in (except Pilgrim Mutual Funds) amounts up to 30% of the Fund's total assets. These loans earn income for the Pilgrim Funds and are collateralized by cash, securities or letters of credit. The Pilgrim Funds might experience a loss if the financial institution defaults on the loan.

     The borrower at all times during the loan must maintain with the Pilgrim Funds cash or cash equivalent collateral or provide to the Pilgrim Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Pilgrim Funds any interest paid on such securities, and the Pilgrim Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Pilgrim Funds or the borrower at any time. The Pilgrim Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Each Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees

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to which it is entitled only from the Lender selling the participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the participation. In the event of the insolvency of the Lender selling a participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     When a Fund purchases a loan assignment from Lenders, it will acquire direct rights against the borrowers on the Loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

TO BE ANNOUNCED SALE COMMITMENTS

     The Pilgrim Funds that comprise Pilgrim Mutual Funds may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

SHORT SALES

     Strategic Income Fund, High Yield Bond Fund II, Intermediate Bond Fund and High Yield Bond Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

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
     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. SEE "Dividends, Distributions and Taxes."

INVESTMENT STRATEGIES AND RISKS -- LEXINGTON MONEY MARKET TRUST

     In order for Lexington Money Market Trust to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the Fund will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the

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Government of the United States or any agency or  instrumentality  thereof;  (2)
U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Fund to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Adviser to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund; or (5) Other money market instruments.

     The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and Lexington Money Market Trust may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Pilgrim Funds will carefully consider these factors on making such investments, there are no limitations on the percentage of the Pilgrim Funds' portfolio which may be invested in any one type of instrument.

     The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below

DIVERSIFICATION

     Each Fund (other than Pilgrim Money Market Fund) is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% (100% in the case of the Money Market Funds) of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

     The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

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BORROWING

     Strategic Income Fund and High Yield Bond Fund II may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. These Pilgrim Funds may also borrow through reverse repurchase agreements and other techniques, but all borrowings cannot exceed 1/3 of the total assets.

     Pilgrim Money Market Fund may borrow only up to 5% of its total assets.

     High Yield Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets.

     Lexington Money Market Trust and the Pilgrim Funds that comprise Pilgrim Funds Trust may borrow from banks up to 1/3 of its assets, for temporary or emergency purposes.

     GNMA Income Fund may not borrow money.

     Under the Investment Company Act of 1940, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

                             INVESTMENT RESTRICTIONS

         All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS--GNMA INCOME FUND

The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund may not:

     (1)  Issue senior securities;

     (2)  Borrow money;

     (3)  Underwrite securities of other issuers;

     (4) Concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

     (5) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

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
     (6) Make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (7) Purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

     (8)  Purchase any security on margin or effect a short sale of a security;

     (9) Buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

     (10) Contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

     (11) Purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (12) Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

     (13) Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

     (14) Purchase any security restricted as to disposition under Federal securities laws;

     (15) Invest in interests in oil, gas or other mineral exploration or development programs; or

     (16) Buy or sell puts, calls or other options.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) Invest in real estate limited partnership interests, oil, gas or mineral leases, as well as exploration or development programs; or

     (2) Purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on the New York or American stock exchanges shall not exceed 2% of the Fund's net assets. Shares of the Fund will not be issued for consideration other than cash.

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
INVESTMENT RESTRICTIONS--PILGRIM MUTUAL FUNDS

     The Pilgrim Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company Act).

     The investment objective of each Fund is a fundamental policy. In addition, the Pilgrim Funds may not:

     (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

     (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by Pilgrim Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

     (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

     (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to Pilgrim Money Market Fund.

     (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

     (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Pilgrim Funds from engaging in options, futures and foreign currency transactions, and shall not apply to Pilgrim Money Market Fund.

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
     (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

     (9) Invest more than 15% (10% in the case of Pilgrim Money Market Fund) of the value of its net assets in securities that at the time of purchase are illiquid.

     (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     (11) Engage in short sales (other than Strategic Income and High Yield II Pilgrim Funds), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

     (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

     (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Pilgrim Funds from engaging in short sales, options, futures and foreign currency transactions.

     (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

     (15) Purchase or write options on securities, except for hedging purposes (except in the case of Strategic Income Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. This restriction does not apply to Pilgrim Money Market Fund.

     For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Pilgrim Funds from entering into instruments that have the character of a loan, I.E., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Pilgrim Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Pilgrim Funds from investing in investment companies that invest in loans.

OPERATING RESTRICTIONS - FOR PILGRIM MUTUAL FUNDS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, the Pilgrim Funds may not:

     (1) Invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

     (2) Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

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
INVESTMENT RESTRICTIONS - HIGH YIELD FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (1) Issue senior securities. Good faith hedging transactions and similar investment strategies will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

     (2)  Underwrite securities of other issuers.

     (3) Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes and options on futures contracts or indexes and currencies underlying or related to any such futures contracts.

     (4) Make loans to persons except (a) through the purchase of a portion of an issue of publicly distributed bonds, notes, debentures and other evidences of indebtedness customarily purchased by institutional investors, (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities," or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

     (5)  Purchase the  securities of another  investment  company or investment
          trust,   except  as  they  may  be  acquired  as  part  of  a  merger, consolidation or acquisition of assets.

     (6) Purchase any securities on margin or effect a short sale of a security. (This restriction does not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     (7) Buy securities from or sell securities to its investment adviser or principal distributor or any of their affiliates or any affiliates of its Directors, as principal.

     (8) Buy, lease or hold real property except for office purposes. (This restriction does not preclude investment in marketable securities of companies engaged in real estate activities.)

     (9) As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government) or acquire more than 10% of the outstanding voting securities of any one issuer; but as to the remaining 25% of its total assets, it retains freedom of action.

     (10) Borrow money except from banks for temporary or emergency purposes and not for investment purposes, and then only in amounts not in excess of 5% of the value of its total assets.

     (11) Invest  in  the   securities  of  any  company  that,   including  its
          predecessors, has not been in business for at least three years.

     (12) Invest more than 25% of the value of its total assets in any one industry.

     (13) Invest in securities of any one issuer for the purpose of exercising control or management.

     The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. Notwithstanding the restrictions above, High Yield Fund will not, so long as its shares are registered for sale in the State of South Dakota: (i) have more than 10% of its total assets invested in securities

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
of issuers that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended; (ii) have more than 10% of its total assets invested in real estate investment trusts or investment companies; (iii) have more than 5% of its assets invested in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities; (iv) have more than 5% of its assets invested in equity securities of issuers that are not readily marketable and securities of issuers that have been in operation for less than three years; and (v) invest any part of its total assets in real estate or interests in real estate, excluding  readily  marketable  securities  and  real  estate  used  for  office purposes; commodities, other than precious metals not to exceed 10% of the Fund's total assets; commodity futures contracts or options other than as permitted by investment companies qualifying for an exemption from the definition of commodity pool operator; or interests in commodity pools or oil, gas or other mineral exploration or development programs.

     High Yield Fund will not, so long as its shares are registered for sale in the State of Texas, invest in oil, gas or other mineral leases or in real estate limited partnerships. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not make loans unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     High Yield Fund will not, so long as its shares are registered for sale in the State of Ohio: (i) purchase or retain securities of any issuer if the officers or directors of the Fund, its adviser or manager owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer, or (ii) borrow, pledge, mortgage or hypothecate its assets in excess of 1/3 of total Fund assets. The Fund will only borrow money for emergency or extraordinary purposes.

INVESTMENT RESTRICTIONS - LEXINGTON MONEY MARKET TRUST

     The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not:

     (1) Purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase;

     (2) Borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding;

     (3) Pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above;

     (4) Sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto;

     (5)  Write or purchase put or call options;

     (6) Purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

     (7)  Make investments for the purpose of exercising control or management;

     (8)  Purchase   securities  of  other  investment   companies,   except  in
          connection    with   a   merger,    consolidation,    acquisition   or
          reorganization;

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
     (9) Make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein;

     (10) Lend  its  portfolio   securities,   except  in  conformity  with  the
          guidelines set forth below;

     (11) Concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S.
          Government and U.S. Government agency securities and U.S. bank obligations;

     (12) Purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days; (taken at market value)

     (13) Purchase or hold real estate, commodities or commodity contracts;

     (14) Invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements;

     (15) Act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or

     (16) Enter into reverse repurchase agreements.

     LENDING OF PORTFOLIO SECURITIES. As stated in number (10) above, subject to guidelines established by the Pilgrim Funds and by the Securities and Exchange Commission, Lexington Money Market Trust, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

INVESTMENT RESTRICTIONS - PILGRIM FUNDS TRUST

     Each series of Pilgrim Funds Trust has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time. Each Fund, except as indicated, may not:

     (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

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
     (4)  Invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

     (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the ING Pilgrim Money Market Fund will not be limited in its investments in obligations issued by domestic banks; and

     (9) Invest more than 15%, 10% in the case of the ING Pilgrim Money Market Pilgrim Fund, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

                             PORTFOLIO TRANSACTIONS

     Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Advisor determines, subject to the instructions of and review by the Board of Directors of the Fund, which securities are to be purchased and sold by the Pilgrim Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, the Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of

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
indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Pilgrim Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     While it will continue to be the Pilgrim Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

     Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

     Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors. To the extent any of the Pilgrim Funds seek to acquire the same security at the same time, one or more of the Pilgrim Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

     Each Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Adviser, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Adviser will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING Pilgrim generally seeks reasonably competitive spreads or commissions, the

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
Pilgrim Funds will not necessarily pay the lowest spread or commission available.

Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

                                                            JUNE 30
                                      MARCH 31    ---------------------------
                                        2001        2000      1999      1998
                                      -------     -------   -------   -------
Strategic Income Fund                 $ 3,870     $11,424   $ 3,257   $     0
Pilgrim Money Market Fund                 N/A         N/A       N/A       N/A
High Yield Fund II                    $     0     $27,105   $     0   $     0
High Yield Fund                       $ 2,935     $ 4,080   $     0   $     0

                                                          DECEMBER 31
                                      MARCH 31    ---------------------------
                                        2001        2000      1999      1998
                                      -------     -------   -------   -------
GNMA Income Fund                      $     0     $     0   $60,939   $34,516
Lexington Money Market Trust              N/A     $     0   $     0   $     0

                                                          OCTOBER 31
                                      MARCH 31    ---------------------------
                                        2001        2000      1999      1998
                                      -------     -------   -------   -------
National Tax-Exempt Bond Fund         $     0         N/A       N/A       N/A
Intermediate Bond Fund                $   530     $     0   $     0       N/A
High Yield Bond Fund                  $     0     $     0   $     0       N/A
ING Pilgrim Money Market Fund         $     0     $     0   $     0       N/A

     Of the total commissions paid, during the fiscal period ended March 31, 2001, $3,915 was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

     During the year ended March 31, 2001, the following Pilgrim Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parents.

ABOUT LEXINGTON MONEY MARKET TRUST

     Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for money market instruments. Therefore, usually no brokerage commissions were paid by the Fund. Transactions are allocated to various dealers by the Investment Adviser in its best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Fund has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable the Investment Adviser to supplement its own research and analysis with that of such firms. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Management Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Pilgrim Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any Pilgrim Fund, without paying any additional sales charge. Shares subject to a contingent deferred sales charge ("CDSC") will continue to age from the date that the original shares were purchased.

     Certain investors may purchase shares of the Pilgrim Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

     Class A or Class M Shares of the Pilgrim Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A Shares of the Pilgrim Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

     Additionally, Class A or Class M Shares of the Pilgrim Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

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
     Shareholders of Pilgrim Money Market Fund who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end Pilgrim Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

     The officers, Directors and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from Pilgrim Prime Rate Trust.

     Class A or Class M Shares may also be  purchased  without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Pilgrim Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and
(vi) any registered investment company for which ING Pilgrim Investments serves as adviser.

     The Pilgrim Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

     An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares of any of the Pilgrim Funds which offers Class A Shares, Class M Shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds (excluding Shares of the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Shares of the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Pilgrim Funds (excluding Shares of the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

     Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A Shares and most Class B and Class C Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

     No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

     The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

     If you sell Class B, Class C or Class T Shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

     A shareholder's Class B Shares will automatically convert to Class A Shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs, together with a pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares, except that Class B Shares acquired initially through Pilgrim Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B Shares so converted will no longer be subject to the higher expenses borne by Class B Shares. The conversion will be effected at the relative net asset values per share of the two Classes.

DEALER COMMISSIONS AND OTHER INCENTIVES

     In connection with the sale of shares of the Pilgrim Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow to Authorized Dealers of record from the sales charge on such sales the following amounts:

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
                                  PILGRIM FUNDS
             DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE

AMOUNT OF TRANSACTION                CLASS A             CLASS M
---------------------                -------             -------
Less than $50,000                     4.25%               3.00%
$50,000 - $99,999                     4.00%               2.00%
$100,000 - $249,999                   3.00%               1.25%
$250,000 - $499,000                   2.25%               1.00%
$500,000 - $999,999                   1.75%                None
$1,000,000 and over                 See below              None

     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:

                   DEALER COMMISSION AS A PERCENTAGE OF AMOUNT

AMOUNT OF TRANSACTION                INVESTED
---------------------                --------
$1,000,000 to $2,499,000               1.00%
$2,500,000 to $4,999,999               0.50%
$5,000,000 and over                    0.25%

     Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC. For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund (other than Strategic Income Fund, for which 0.75% of the amount invested may be paid out).

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Pilgrim Funds--12b-1 Plans" in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities underlying traded call options written by High Yield Fund will be valued at their market price as determined above; however, the current market value of the option written by High Yield Fund will be subtracted from net asset value. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pilgrim Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

     Options on currencies purchased by the Pilgrim Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

     The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

     Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

     In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     The per share net asset value of Class A Shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

     Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

LEXINGTON MONEY MARKET TRUST

     For the purpose of determining the price at which shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) deducting the Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in the Trust will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both Standard & Poor's Corporation (`S&P') and Moody's Investors Services, Inc. (`Moody's'), two nationally recognized statistical rating organizations (`NRSRO').

     The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security.

     In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 1% of its assets in any single Tier 2 security.

     The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

     The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

ING PILGRIM MONEY MARKET FUND

     As indicated under "Pricing of Shares" in the prospectus, the ING Pilgrim Money Market Fund uses the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, ING Pilgrim Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs (such as "A-1" by S&P and "P-1" by Moody's); (2) are single rated and have received the highest short-term rating by a NRSRO; or
(3) are unrated, but are determined to be of comparable quality by the Sub-Adviser.

     In addition, ING Pilgrim Money Market Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. ING Pilgrim Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.

     Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of ING Pilgrim Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the ING Pilgrim Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                             SHAREHOLDER INFORMATION

     Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

     The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

     Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

     As discussed in the Prospectus, the Pilgrim Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Pilgrim Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

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     For investors purchasing shares of a Fund under a tax-qualified  individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

     All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

     For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Pilgrim Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Pilgrim Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

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
     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B Shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

     (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

     (3) Pilgrim Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Pilgrim Funds' Prospectus or herein.

     (4) Proceeds of the redemption must meet the following conditions to be accepted by the Pilgrim Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          (b)  Certain  account   information  will  need  to  be  provided  for
               verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

     (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

     (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Pilgrim Funds' then-current prospectus.

     (10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

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
SYSTEMATIC WITHDRAWAL PLAN

     You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

     As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Pilgrim Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Pilgrim Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Pilgrim Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pilgrim Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the

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
value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The status of the Pilgrim Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

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
     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Pilgrim Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

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     Generally,  a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Pilgrim Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to

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
shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

     Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

     If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

     Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30.5% for 2001 (after August 6th) and 30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTIONS

     The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     The contingent deferred sales charge will be waived with respect to Class T Shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a tax free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Pilgrim Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T Shares, including shares of the Class T account of the Money Market Portfolio.

EXCHANGES

     The following  conditions  must be met for all exchanges  among the Pilgrim
Funds: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Funds, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

     Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Pilgrim to discourage and prevent frequent trading by shareholders among the Pilgrim Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Pilgrim reserves the right to reject any exchange request.

CONVERSION FEATURE

     Class B and Class T Shares of each Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B or Class T Shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

     Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         n
                                 P(1 + T) = ERV

Where:

     P   =  a hypothetical initial payment of $1,000,
     T   =  the average annual total return,
     n   =  the number of years, and
     ERV =  the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     All total return figures assume that all dividends are reinvested when paid.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

     Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     The current and effective seven-day average yields for the Money Market Funds for the fiscal year ended March 31, 2001 were as follows:

FUND                                  CURRENT SEVEN-DAY YIELD           EFFECTIVE SEVEN-DAY YIELD
----                                  -----------------------           -------------------------
Pilgrim Money Market Fund             Class A:          4.26%           Class A:            4.35%

                                      Class B:          3.50%           Class B:            3.56%

                                      Class C:          3.50%           Class C:            3.56%

ING Pilgrim Money Market Fund         Class A:          5.02%           Class A:            5.14%

                                      Class B:          4.49%           Class B:            4.58%

                                      Class C:          4.46%           Class C:            4.54%

                                      Class I:          5.19%           Class I:            5.31%

Lexington Money Market Trust          Class A:          4.27%           Class A:            4.36%

     Quotations of yield for the other Pilgrim Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                         a-b        6
                             Yield= 2 [--------] +1) - 1]
                                          cd
where

     a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc.,
Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Pilgrim Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended March 31, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to March 31, 2001, is as follows:

                                        1 YEAR     5 YEAR     10 YEAR     SINCE INCEPTION     INCEPTION DATE
                                        ------     ------     -------     ---------------     --------------
HIGH YIELD FUND
CLASS A                                 -19.18%    -0.55%       6.09%           8.14%              7/1/74
CLASS B                                 -19.55%    -0.56%        N/A            0.97%             7/17/95
CLASS C                                 -16.56%      N/A         N/A          -11.26%             5/27/99
CLASS M                                 -18.39%    -0.68%        N/A            0.77%             7/17/95
CLASS Q                                 -16.72%      N/A         N/A          -11.01%             6/17/99

HIGH YIELD FUND II
CLASS A                                 -16.14%      N/A         N/A           -3.66%             3/27/98
CLASS B                                 -16.30%      N/A         N/A           -3.37%             3/27/98
CLASS C                                 -13.16%      N/A         N/A           -2.64%             3/27/98
CLASS Q                                 -11.63%      N/A         N/A           -1.95%             3/27/98
CLASS T                                 -16.06%      N/A         N/A          -16.06%             3/31/00

STRATEGIC INCOME FUND
CLASS A                                  -0.62%      N/A         N/A            1.27%             7/27/98
CLASS B                                  -0.89%      N/A         N/A            1.82%             7/27/98
CLASS C                                   3.05%      N/A         N/A            2.81%             7/27/98
CLASS Q                                   4.65%      N/A         N/A            3.40%             7/27/98

PILGRIM MONEY MARKET FUND(1)
CLASS A                                   5.23%      N/A         N/A            4.19%            11/24/99
CLASS B                                  -0.47%      N/A         N/A            1.77%             7/12/99
CLASS C                                   3.52%      N/A         N/A            4.06%             7/16/99

INTERMEDIATE BOND FUND
CLASS A                                  11.51%      N/A         N/A            4.92%            12/15/98
CLASS B                                  11.23%      N/A         N/A            4.76%            12/15/98
CLASS C                                  15.36%      N/A         N/A            6.46%            12/15/98

HIGH YIELD BOND FUND
CLASS A                                   1.27%      N/A         N/A            3.59%            12/15/98
CLASS B                                   0.71%      N/A         N/A            3.45%            12/15/98
CLASS C                                   4.64%      N/A         N/A            5.07%            12/15/98

                                        1 YEAR     5 YEAR     10 YEAR     SINCE INCEPTION     INCEPTION DATE
                                        ------     ------     -------     ---------------     --------------
NATIONAL TAX-EXEMPT BOND FUND
CLASS A                                   5.68%      N/A         N/A            4.87%             11/8/99
CLASS B                                   4.89%      N/A         N/A            4.84%             11/8/99
CLASS C                                   8.94%      N/A         N/A            7.67%             11/8/99

ING PILGRIM MONEY MARKET FUND(1)
CLASS A                                   5.92%      N/A         N/A            5.28%            12/15/98
CLASS B                                   0.26%      N/A         N/A            2.91%            12/15/98
CLASS C                                   4.24%      N/A         N/A            4.57%            12/15/98
CLASS I                                   6.30%      N/A         N/A            6.10%            10/13/99

GNMA INCOME FUND
CLASS A                                   7.37%     6.54%       7.20%           1.98%             8/17/73

LEXINGTON MONEY MARKET TRUST(1)
CLASS A                                   5.55%     4.76%       4.24%           7.11%              1/2/79

----------
(1)  Shares of the Money Market Funds are sold without a sales load.

     Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations,  including  but not  limited  to age  characteristics,  of  various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Pilgrim Funds or other Pilgrim Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Pilgrim Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics;
(xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

     In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, Pilgrim Capital, ING
Pilgrim Group or affiliates of the Company, the Investment Adviser, the Sub-Advisers, Pilgrim Capital or ING Pilgrim Group including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital; (iv) the past performance of Pilgrim Capital and ING Pilgrim Group; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

     The authorized capital stock of Investment Funds consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 are classified as shares of High Yield Fund, and 100,000,000 are not classified. The authorized capital of GNMA Income Fund, Inc. consists of 1,000,000,000 shares of $.01 par value each. The authorized capital of Lexington Money Market Trust is an unlimited number of shares of beneficial interest. The authorized capital of Pilgrim Mutual Funds is an unlimited number of shares of beneficial interest. The authorized capital of the Pilgrim Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Pilgrim Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors will continue to hold office and appoint successor Directors.

     The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

     The cash and securities owned by High Yield, the Pilgrim Funds which comprise Pilgrim Mutual Funds and the Pilgrim Funds which comprise Pilgrim Funds Trust are held by State Street, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

     The cash and securities owned by GNMA Income Fund and Lexington Money Market Trust are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL

     Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT ACCOUNTANTS

     Prior to December 31, 2000, a different firm served as auditor for several of the Registrants. PricewaterhouseCoopers LLP will serve as independent accountants for fiscal year 2001.

OTHER INFORMATION

     Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

     Investors in the Pilgrim Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Pilgrim Funds ends on March 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

DECLARATION OF TRUST

     Lexington Money Market Trust is organized as a Massachusetts business trust. The Declaration of Trust of the Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

     The financial statements from the Pilgrim Funds' Annual Reports dated March 31, 2001, are incorporated herein by reference. Copies of the Pilgrim Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting Pilgrim Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                     PART C:
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust - previously filed as an Exhibit to the Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.
   (2) Certificate of Amendment to Declaration of Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.
   (3) Certificate of Amendment of Declaration of Trust - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on June 15, 2001 and incorporated herein by reference.

(b)(1) Bylaws - previously filed as an Exhibit to the Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX, and X of the Declaration of Trust referenced in Exhibit (a) above and in Articles IV, VI, and XIII of the Bylaws referenced in Exhibit (b) above.

(d)(1) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments, LLC with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 25, 2001 and incorporated herein by reference.
   (2) Form of Investment Management Agreement between Registrant and ING Mutual Funds Management Co. LLC ("IMFC") -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (3) Sub-Advisory Agreement between IMFC and Baring Asset Management, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (4) Form of Sub-Advisory Agreement between IMFC and Baring International Investment Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (5) Form of Sub-Advisory Agreement between IMFC and Baring Asset Management (Asia) Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (6) First Amendment to Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

   (7) Form of Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (8) Form of Sub-Advisory Agreement between IMFC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (9) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (10) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (11) Form of Sub-Advisory Agreement between ING Pilgrim Investments, LLC and CRA Real Estate Securities L.P. with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 25, 2001 and incorporated herein by reference.
   (12) Form of Sub-Advisory Agreement between IMFC and CRA Real Estate Securities, L.P. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(e)(1) Form of Underwriting Agreement between Registrant and ING Pilgrim Securities, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (2) Form of Financial Institution Selling Group Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (3) Form of Selling Group Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(f)       Not Applicable.

(g)(1) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company, with respect to Registrant's U.S. Funds -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (2) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co., with respect to the Registrant's Global and International Funds -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

   (3) Form of Amendment to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (4) Form of Appendix A to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (5) Form of Appendix B to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (6) Form of Appendix C to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(h)(1) Form of Service Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (2) Fund Services Agreement between Registrant and ING Fund Services Co. LLC -- filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on April 15, 1999 and incorporated herein by reference.
   (3) Form of Recordkeeping Agreement with State Street Bank and Trust Company -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (4) Form of Shareholder Servicing Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed electronically on June 15, 2001.
   (5) Amended and Restated Shareholder Servicing Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (6) Form of Administration Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (7) Form of Expense Limitation Agreement among ING Pilgrim Investments, LLC, Clarion CRA Securities L.P. and Pilgrim Funds Trust with respect to Pilgrim Global Real Estate Fund - previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A on June 25, 2001 and incorporated herein by reference.
   (8) Form of Expense Limitation Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

(i)       Not Applicable

(j)(1)    Consent of PricewaterhouseCoopers LLP - filed herewith.
   (2)    Consent of Dechert - filed herewith.

(k)(1) Annual Report containing the audited financial statements for the period ended October 31, 1999 -- previously filed in Registrant's Form N-30D filed on December 29, 1999 and incorporated herein by reference.
   (2) Semi-Annual Reports containing the unaudited financial statements for the period ended April 30, 2000 -- previously filed in Registrant's Form N-30D on July 7, 2000 and incorporated herein by reference.

(l) Purchase Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A electronically filed on April 15, 1999 and incorporated herein by reference.

(m)(1) Rule 12b-1 Distribution Plan and Agreement with respect to Class A shares -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (2) Rule 12b-1 Distribution Plan and Agreement with respect to Class B, Class C, and Class X shares -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (3) Form of Amended and Restated Rule 12b-1 Distribution Plan and Agreement with respect to Class B shares - Filed herewith.

(n)(1) Form of 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 25, 2001 and incorporated herein by reference.
   (2) Amended and Restated 18f-3 Plan - previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(p)(1) Code of Ethics of Pilgrim Funds Trust - previously filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed electronically on June 15, 2001 and incorporated herein by reference.
   (2) Code of Ethics of Baring Asset Management, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (3) Code of Ethics of Baring International Investment Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (4) Code of Ethics of Baring Asset Management (Asia) Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (5) Code of Ethics of Clarion CRA Securities, L.P. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

   (6) Code of Ethics of ING Furman Selz Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (7) Code of Ethics of ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.
   (8) Code of Ethics of ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

ITEM 25. INDEMNIFICATION.

Article X of the Registrant's Declaration of Trust provides the following:

     Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     Section 10.2 Indemnification.

     (a) Subject to the exceptions and limitations contained in Section (b) below:

          (i) every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

               (A) by the court or other body approving the settlement;

               (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

     (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

Article IX of the Registrant's By-Laws provides the following:

     The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

     The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Reference is made to Article IX of Registrants By-Laws and paragraph 1.11 of the Distribution Agreement.

     The Registrant is covered under an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

     Section 12 of the Management Agreement between Registrant and Manager,
Section 8 of the Sub-Advisory Agreements and Section 20 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) ING Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Mutual Funds; Pilgrim Equity Trust; Pilgrim Advisory Funds, Inc.; Pilgrim Investment Funds, Inc.; Pilgrim Financial Services Fund, Inc.; Pilgrim Prime Rate Trust; Pilgrim SmallCap Opportunities Fund; Pilgrim Growth Opportunities Fund; Pilgrim Mayflower Trust; Pilgrim GNMA Income Fund, Inc.; Pilgrim Precious Metals Fund, Inc.; Pilgrim Growth and Income Fund, Inc.; Pilgrim International Fund, Inc.; Pilgrim Russia Fund, Inc; Lexington Money Market Trust; and Pilgrim Senior Income Fund.

     (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the U.S. Securities and Exchange Act of 1934, as amended and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

     (1) Pilgrim Funds Trust, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records relating to the Trust)

     (2) ING Pilgrim Investments, LLC, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records relating to the Investment Manager)

     (3) ING Pilgrim Group, LLC, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records of the administrator)

     (4) ING Pilgrim Securities, Inc., 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records of the principal underwriter)

     (5) Baring Asset Management, Inc., 125 High Street, Boston, MA 02110 (records relating to its functions as investment sub-adviser)

     (6) Baring International Investment Limited, 155 Bishopsgate, London, England EC2M 3XY (records relating to its functions as investment co-sub-adviser)

     (7) Baring International Investment (Asia) Limited, 19/F Edinburgh Tower, The Landmark, 15 Queens Road, Central, Hong Kong (records relating to its functions as investment co-sub-adviser)

     (8) ING Investment Management Advisors B.V., Schenkkade 65, 2595 AS, The Hague, The Netherlands (records relating to its functions as investment sub-adviser)

     (9) ING Investment Management LLC, 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327 (records relating to its functions as investment sub-adviser)

     (10) Furman Selz Capital Management, LLC, 230 Park Avenue, New York, NY 10169 (records relating to its functions as investment sub-adviser)

     (11) Delta Asset Management, 333 South Grand Avenue, Los Angeles, CA 90071 (records relating to its functions as investment sub-adviser)

     (12) CRA Real Estate Securities L.P., 259 Radnor-Chester Road, Radnor, PA 90071 (records relating to its functions as investment sub-adviser)

     (13) State Street Bank Trust Company, 801 Pennsylvania Street, Kansas City, MO 64105 (records related to its functions as custodian for the U.S. funds)

     (14) Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (records relating to its functions as custodian for global and international funds)

     (15) DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121-9368 (records relating to its functions as transfer agent)

     (16) State Street Bank Trust Company, 225 Franklin Street, Boston, MA 02110 (records relating to its function as fund accounting agent)

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the state of Arizona on the 27th day of July, 2001.


                                        PILGRIM FUNDS TRUST


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            Kimberly A. Anderson
                                            Vice President and Secretary


     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                        Title                       Date
          ---------                        -----                       ----

                                   Trustee and Chairman            July 27, 2001
------------------------------
John G. Turner*

                                   President and Chief             July 27, 2001
------------------------------     Executive Officer
James M. Hennessy*

                                   Senior Vice President and       July 27, 2001
------------------------------     Principal Financial Officer
Michael J. Roland*

                                   Trustee                         July 27, 2001
------------------------------
Paul S. Doherty*

                                   Trustee                         July 27, 2001
------------------------------
Alan L. Gosule*

                                   Trustee                         July 27, 2001
------------------------------
Walter H. May, Jr.*

                                   Trustee                         July 27, 2001
------------------------------
Thomas J. McInerney*

                                   Trustee                         July 27, 2001
------------------------------
Jock Patton*

                                   Trustee                         July 27, 2001
------------------------------
David W.C. Putnam*

                                   Trustee                         July 27, 2001
------------------------------
Blaine E. Rieke*

                                   Trustee                         July 27, 2001
------------------------------
Richard A. Wedemeyer*


* By: /s/ Kimberly A. Anderson
      ------------------------------
      Kimberly A. Anderson
      Attorney-in-Fact**


----------
** Executed pursuant to a power of attorney filed as an attachment to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A as filed on June 15, 2001, and are incorporated herein by reference.

                                  EXHIBIT LIST

Exhibit Number                       Name of Exhibit
--------------                       ---------------

(j)(1)                   Consent of PricewaterhouseCoopers LLP

(j)(2)                   Consent of Dechert

(m)(3) Form of Amended and Restated Rule 12b-1 Distribution Plan and Agreement with respect to Class B shares.